UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

RED ROBIN GOURMET BURGERS, INC.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

RED ROBIN GOURMET BURGERS, INC.

6312 South Fiddler’s Green Circle, Suite 200N

Greenwood Village, CO 80111

(303) 846-6000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 2, 2004

To our Stockholders:

You are cordially invited to attend the annual meeting of stockholders of Red Robin Gourmet Burgers, Inc. to be held at 9:00 a.m. mountain daylight saving time, on Wednesday, June 2, 2004, at our corporate headquarters, located at 6312 South Fiddler’s Green Circle, Suite 200N, Greenwood Village, Colorado. The meeting will be convened for the following purposes:

1.	To elect two (2) Class II directors for three-year terms;
2.	To approve our 2004 performance incentive plan;
3.	To ratify the appointment of Deloitte & Touche LLP as our independent auditors for the fiscal year ending December 26, 2004; and
4.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Only stockholders of record at the close of business on April 5, 2004 are entitled to notice of, and to vote at, the annual meeting or any postponement or adjournment thereof.

Your attention is directed to the accompanying proxy statement, which includes information about the matters to be considered at the annual meeting and certain other important information. We encourage you to carefully review the entire proxy statement.

We cordially invite you to attend the annual meeting. Whether or not you plan to attend, please sign and return the enclosed proxy as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all your shares will be voted. Mailing your completed proxy card will not prevent you from voting in person at the meeting if you wish to do so.

Accompanying this notice and proxy statement is a copy of our 2003 annual report to stockholders.

By Order of the Board of Directors,

Michael J. Snyder

Chairman of the Board

and Chief Executive Officer

April 12, 2004

Greenwood Village, CO

RED ROBIN GOURMET BURGERS, INC.

6312 South Fiddler’s Green Circle, Suite 200N

Greenwood Village, Colorado 80111

(303) 846-6000

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 2, 2004

This proxy statement is solicited by the board of directors of Red Robin Gourmet Burgers, Inc. and contains information relating to the annual meeting of our stockholders to be held on Wednesday, June 2, 2004, beginning at 9:00 a.m. mountain daylight saving time, at our corporate headquarters, located at 6312 South Fiddler’s Green Circle, Suite 200N, Greenwood Village, Colorado. This proxy statement and accompanying proxy card are being distributed on or about April 19, 2004.

ABOUT THE MEETING

What is the purpose of the annual meeting?

At our annual meeting, stockholders will vote on the following three items of business:

1.	The election of two (2) Class II directors for three-year terms;
2.	Approval of our 2004 performance incentive plan; and
3.	Ratification of the appointment of Deloitte & Touche LLP as our independent auditors for the fiscal year ending December 26, 2004.

You will also vote on such other matters as may properly come before the meeting or any postponement or adjournment thereof.

What shares are entitled to vote?

As of April 5, 2004, the record date for the meeting, we had 16,019,460 shares of common stock outstanding. Each share of our common stock outstanding on the record date is entitled to one vote on all items being voted on at the meeting. You can vote all the shares that you owned on the record date. These shares include: (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a stockbroker, bank or other nominee.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record.    If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, the stockholder of record, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to the named proxy holder or to vote in person at the meeting. We have enclosed a proxy card for you to use.

Beneficial Owner.    If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the annual meeting.

Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. If you are not a stockholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to April 5, 2004, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. Registration and seating will begin at 8:30 a.m. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

How can I vote my shares in person at the annual meeting?

Shares held in your name as the stockholder of record may be voted in person at the annual meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

How can I vote my shares without attending the annual meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

Can I change my vote or revoke my proxy after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change the votes you cast or revoke your proxy at any time before the votes are cast at the meeting by: (1) delivering a written notice of your revocation to our corporate secretary at our principal executive office, 6312 South Fiddler’s Green Circle, Suite 200N, Greenwood Village, Colorado 80111; or (2) executing and delivering a later dated proxy. In addition, the powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of our common stock outstanding as of the record date will constitute a quorum. There must be a quorum for any action to be taken at the meeting (other than an adjournment or postponement of the meeting). If you submit a properly executed proxy card, even if you abstain from voting, then your shares will be counted for purposes of determining the presence of a quorum. If a broker indicates on a proxy that it lacks discretionary authority as to certain shares to vote on a particular matter, commonly referred to as “broker non-votes,” those shares will still be counted for purposes of determining the presence of a quorum at the meeting.

What are the Board’s recommendations?

Our board of directors recommends that you vote:

•	FOR election of each of the two nominated directors (see Proposal 1);
•	FOR approval of our 2004 performance incentive plan (see Proposal 2); and
•	FOR ratification of the appointment of Deloitte & Touche LLP as our independent auditors for the fiscal year ending December 26, 2004 (see Proposal 3).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

Election of Director.    In the election of directors, the two persons receiving the highest number of “FOR” votes will be elected.

Other Items.    For each other item to be considered at the annual meeting, the affirmative vote of the majority of votes cast in person or by proxy on the matter (excluding abstentions and broker non-votes) will be required for approval.

If you hold your shares beneficially in street name and do not provide your broker or nominee with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owners and instructions are not given. In tabulating the voting result for any particular proposal, abstentions and shares that constitute broker non-votes will not have any effect on the outcome of the vote.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one name or brokerage account. You should sign and return all proxies for each proxy card that you receive in order to ensure that all of your shares are voted.

How can I vote on each of the proposals?

In the election of directors, you may vote FOR each of the two nominees, or your vote may be WITHHELD with respect to either or both of the nominees. For the other matters, you may vote FOR or AGAINST the proposal, or you may indicate that you wish to ABSTAIN from voting on the proposal.

Each of your shares will be voted according to your directions on the proxy card. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of our board of directors (FOR each of the two Class II director nominees named in the proxy statement and FOR each of the other two proposals).

Who will count the proxy votes?

Votes will be counted by our transfer agent, American Stock Transfer & Trust Company, which has been appointed to act as the inspector of election for the annual meeting.

How will voting on any other business be conducted?

We do not expect any matters to be presented for a vote at the meeting other than the three matters described in the proxy statement. If you grant a proxy, either of the officers named as proxy holder, Michael J. Snyder or James P. McCloskey, or their nominee(s) or substitute(s), will have the discretion to vote your shares on any additional matters that are properly presented for a vote at the meeting. If a nominee is not available as a candidate for Class II director, the person named as the proxy holder will vote your proxy for another candidate nominated by our board of directors.

How do I submit a stockholder proposal for consideration at next year’s annual meeting?

Proposals for Inclusion in Proxy Statement.    For your proposal or director nomination to be considered for inclusion in our proxy statement for next year’s meeting, your written proposal must be received by our corporate secretary at our principal executive office no later than December 20, 2004. If we change the date of next year’s meeting by more than 30 days from the date of this year’s meeting, then the deadline is a reasonable time before we begin to print and mail our proxy materials. You should also be aware that your proposal must comply with Securities and Exchange Commission (“SEC”) regulations regarding inclusion of stockholder proposals in company-sponsored proxy materials.

Proposals to be Addressed at Meeting (but not included in proxy statement).    In order for you to raise a proposal (including director nominations) from the floor during next year’s meeting, our corporate secretary must receive a written notice of the proposal no later than March 7, 2005 and no earlier than February 3, 2005, and it must contain the additional information required by our bylaws. You may obtain a complete copy of our bylaws by submitting a written request to our corporate secretary at our principal executive office. If we change the date of next year’s meeting by more than 30 days from the date contemplated at this year’s meeting, in order for the proposal to be timely, we must receive your written proposal at least 90 days before the date of next year’s meeting or no more than 10 days following the day on which the meeting date is publicly announced.

STOCK OWNERSHIP

Stock Ownership of Certain Persons

The following table contains information about the beneficial ownership (unless otherwise indicated) of our common stock as of March 26, 2004 by:

•	each person who is known to us to beneficially own more than 5.0% of our common stock;
•	each of our directors, and the board’s nominees for director;
•	each executive officer named in the Summary Compensation Table; and
•	all directors and executive officers as a group.

Unless otherwise indicated, the address for each person or entity named below is c/o Red Robin Gourmet Burgers, Inc., 6312 South Fiddler’s Green Circle, Suite 200N, Greenwood Village, Colorado 80111.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and except for community property laws where applicable, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The percentage of beneficial ownership is based on 16,018,786 shares of common stock outstanding as of March 26, 2004.

	Shares Beneficially Owned as of March 26, 2004 (1)
Name	Number	Percent (2)
Terrence D. Daniels (3)	1,938,543	12.1%
Quad-C Partners V, L.P.(4)	1,863,020	11.6
Michael J. Snyder (5)	1,502,052	9.4
Forstmann-Leff Associates, LLC (6)	1,681,666	10.5
FMR Corp. (7)	1,007,500	6.3
Michael E. Woods (8)	222,142	1.4
Robert J. Merullo (9)	161,797	1.0
James P. McCloskey (10)	148,576	1.0
Todd A. Brighton(11)	42,543	*
Eric C. Houseman (12)	20,552	*
Gary J. Singer (13)	6,518	*
Dennis B. Mullen (14)	6,500	*
Benjamin D. Graebel (15)	2,500	*
Edward T. Harvey, Jr. (16)	1,000	*
Directors and Executive Officers as a group (11 persons)(17)	4,052,723	25.3

*	Represents beneficial ownership of less than one percent (1.0%) of the outstanding shares of our common stock.
(1)	This table gives effect to the exercise of stock options by certain of our executive officers as discussed in “Certain Relationships and Related Transactions” that may be subject to a right of repurchase.
(2)	If a stockholder holds options or other securities that are exercisable or otherwise convertible into our common stock within 60 days of March 26, 2004, we treat the common stock underlying those securities as owned by that stockholder, and as outstanding shares when we calculate the stockholder’s percentage ownership of our common stock. However, we do not consider that common stock to be outstanding when we calculate the percentage ownership of any other stockholder.
(3)	Consists of 1,863,020 shares of common stock held by RR Investors, LLC and 74,523 shares of common stock held by RR Investors II, LLC. Mr. Daniels is the vice president and secretary of each of RR Investors and RR Investors II and, as such, shares voting and dispositive power as to the shares held by RR Investors and RR Investors II. In addition, Mr. Daniels has an indirect membership interest in RR Investors as a holder of a 40.0% membership interest in Quad-C Advisors V, L.L.C., the general partner of Quad-C Partners V, L.P., which is the sole member of RR Investors. Mr. Daniels also has a membership interest in RR Investors II equal to 22.5% and his four children collectively own an additional 20.8% of the outstanding membership interests of RR Investors II. Mr. Daniels disclaims beneficial ownership of the shares held by RR Investors, LLC and RR Investors II, LLC except to the extent of Mr. Daniels’ pecuniary interest therein. This amount also includes 1,000 shares of common stock subject to options that are exercisable within 60 days of March 26, 2004.
(4)

1,863,020 shares of our common stock are owned of record by RR Investors, LLC. As the sole member of RR Investors, Quad-C Partners V, L.P. has the sole power to vote and dispose of the shares held by RR Investors. Quad-C Advisors V, L.L.C. is the general partner of Quad-C Partners V. Stephen M. Burns is the president and a director of RR Investors. In addition, Mr. Burns has an indirect management interest in RR Investors as a holder of a 15.0% membership interest in Quad-C Advisors V. Terrence D. Daniels, one of our directors, is the vice president and secretary of RR Investors. In addition, Mr. Daniels has an indirect membership interest in RR Investors as a holder of a 40.0% membership interest in Quad-C Advisors V. This amount excludes 74,523 shares of common stock held by RR Investors II, LLC. See footnote 3 above, for more information regarding RR Investors II. The address of this stockholder is c/o Quad-C Management, Inc., 230 East High Street, Charlottesville, Virginia 22902.

(5)	Includes 34,483 shares held by Amalfi Kapital, LLC, a wholly owned subsidiary of Bunch Grass Leasing, LLC. Mr. Snyder is a 50.0% owner of Bunch Grass Leasing. Mr. Snyder disclaims beneficial ownership of these shares. This amount also includes 18,750 shares of common stock subject to options exercisable within 60 days of March 26, 2004.
(6)	This disclosure is based on a Schedule 13-G filed by Forstmann-Leff Associates, LLC on February 29, 2004. The address of this stockholder is 590 Madison Avenue, New York, New York 10022.
(7)	This disclosure is based on a Schedule 13-G filed by FMR Corp. on February 17, 2004. The address of this stockholder is 82 Devonshire Street, Boston, Massachusetts 02109.
(8)	Includes an aggregate of 3,448 shares held by Mr. Woods’ minor children. This amount also includes 6,250 shares of common stock subject to options exercisable within 60 days of March 26, 2004.
(9)	Includes an aggregate of 5,172 shares held by Mr. Merullo’s minor children. This amount also includes 6,250 shares of common stock subject to options exercisable within 60 days of March 26, 2004.
(10)	Includes 3,034 shares held by the Claire C. McCloskey Trust, 2,534 shares held by the Megan L. McCloskey Trust and 3,034 shares held by the James P. McCloskey, Jr. Trust, the sole beneficiaries of which are Mr. McCloskey’s children. This amount also includes 9,760 shares held by the James P. McCloskey Retained Annuity Trust, and 6,250 shares of common stock subject to options exercisable within 60 days of March 26, 2004.
(11)	Consists of 42,543 shares of common stock subject to options exercisable within 60 days of March 26, 2004.
(12)	Includes 16,104 shares of common stock subject to options exercisable within 60 days of March 26, 2004.
(13)	Includes 1,000 shares of common stock subject to options exercisable within 60 days of March 26, 2004.
(14)	Includes 2,500 shares of common stock subject to options exercisable within 60 days of March 26, 2004.
(15)	Consists of 2,500 shares of common stock subject to options exercisable within 60 days of March 26, 2004.
(16)	Consists of 1,000 shares of common stock subject to options exercisable within 60 days of March 26, 2004. This amount excludes 1,863,020 shares of common stock held by RR Investors, LLC and 74,523 shares of common stock held by RR Investors II, LLC. On December 31, 2003, Mr. Harvey retired from Quad-C and resigned his position as president and director of each of RR Investors and RR Investors II, and no longer shares voting and dispositive power as to the shares held by RR Investors and RR Investors II. Mr. Harvey has an indirect membership interest in RR Investors as a holder of a 15.0% membership interest in Quad-C Advisors V, L.L.C., the general partner of the sole member of RR Investors, Quad-C Partners V, L.P. Mr. Harvey also has an indirect membership interest in RR Investors II through High Street Holdings, L.C., in which he is the manager and has an 80.0% ownership interest. High Street Holdings has a 16.3% membership interest in RR Investors II. Mr. Harvey disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.
(17)	Includes 104,147 shares of common stock subject to options exercisable within 60 days of March 26, 2004.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of our company. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required, during fiscal year 2003, all of our officers, directors and greater than ten percent beneficial owners timely complied with all Section 16(a) filing requirements, except that

Eric C. Houseman filed a late Form 4 to report a purchase of stock through the directed share program at the time of our initial public offering, and Robert J. Merullo filed a late Form 4 to report a purchase of stock by his mother that was later sold resulting in a loan repayment to Mr. Merullo.

BOARD OF DIRECTORS

During the fiscal year ended December 28, 2003, the board of directors held eleven meetings. Each of our current directors attended at least 75% of the aggregate total of meetings of the board of directors and committees on which he served. The board of directors strongly encourages each of the directors to attend the annual meeting of stockholders. All directors attended the company’s 2003 annual meeting of stockholders. The independent directors of the company meet quarterly throughout the year and as necessary or appropriate in executive sessions at which members of management are not present. The board has determined that each of Benjamin D. Graebel, Dennis B. Mullen, Gary J. Singer, Edward T. Harvey, Jr. and Terrence D. Daniels qualifies as an independent director under The Nasdaq Stock Market’s National Market listing standards.

Committees of the Board of Directors

Our board of directors has established an audit committee and a compensation committee.

Audit Committee.    The audit committee is currently comprised of Benjamin D. Graebel (chairman), Edward T. Harvey, Jr., and Dennis B. Mullen, and operates pursuant to a written charter. Functions performed by the audit committee include: overseeing and reviewing the preparation and disclosure of the consolidated financial statements and the preparation and filing of periodic financial reports, including certification by the Chief Executive Officer and Chief Financial Officer, as required. The audit committee is also responsible for selecting and retaining the independent auditors; approving the budget for fees to be paid to the independent auditors for audit services and for appropriate non-audit services; and overseeing the relationship between the company and the independent auditors and acting as the board of directors primary avenue of communication with them. The audit committee’s responsibilities also include other matters as set forth in its charter.

As of the date of this proxy statement, Mr. Graebel, Mr. Mullen, and Mr. Harvey are “independent” as such term is defined under Rule 4200, as amended, of the listing standards of the National Association of Securities Dealers (“NASD”). Prior to December 31, 2003, the effective date of Mr. Harvey’s retirement and resignation as an officer and director of Quad-C, Mr. Harvey was not “independent” under NASD’s definition based on his affiliation with Quad-C and its affiliates. However, one director who is not “independent” may serve on an audit committee under the NASD listing standards if a company meets the requirements set forth in Rule 4350(d)(2)(B) of the Nasdaq marketplace rules. Pursuant to Rule 4350(d)(2)(B), our board of directors determined that Mr. Harvey’s membership on the audit committee is required by the best interests of our company and our stockholders due to Mr. Harvey’s financial and accounting expertise and extensive knowledge of our company. Prior to becoming affiliated with our company, Mr. Harvey served on the board of directors and audit committee of Stimsonite Corporation, a publicly traded corporation, from 1990 to July 1999. Prior to 1990, Mr. Harvey also held various financial positions at W.R. Grace & Co., principally in corporate development, acquisitions and planning. In the corporate development function, Mr. Harvey, and persons reporting to Mr. Harvey, were responsible for performing detailed analyses on the financial statements and business prospects of potential acquisitions. Mr. Harvey has also gained extensive knowledge of our company during the past four years through his involvement in the legal and financial due diligence process prior to the Quad-C investment in our company and his service on our board of directors and audit committee since May 2000.

The board also has determined that each of Mr. Graebel, Mr. Mullen and Mr. Harvey is an “audit committee financial expert” as defined by rules adopted by the SEC. A discussion of the role of the audit committee is provided under “Audit Committee Report”.

The audit committee met eight times in fiscal year 2003.

Compensation Committee.    The compensation committee is currently comprised of Terrence D. Daniels (chairman), Gary J. Singer, and Edward T. Harvey, Jr., and operates pursuant to a written charter. Functions performed by the compensation committee include: developing and recommending to the board of directors an annual performance evaluation of our chief executive officer and other executive officers; reviewing and recommending to our board of directors salary and short-term and long-term incentive compensation programs for all senior executives; and reviewing and recommending to our board of directors significant changes in the design of employee benefit plans.

The specific nature of the compensation committee’s responsibilities as they relate to executive officers is set forth under “Compensation Committee Report on Executive Compensation.”

The compensation committee met five times in fiscal year 2003.

Nominating and Governance Committee.    The nominating and governance committee is currently comprised of Edward T. Harvey, Jr. (chairman), Dennis B. Mullen, and Gary J. Singer, and operates pursuant to a written charter adopted on April 5, 2004. The full text of the charter is available on the company’s website at http://irpage.com/rrgb/. The board has determined that each of the members of the committee qualifies as an independent director as defined under The Nasdaq Stock Market’s National Market listing standards. The nominating and governance committee identifies, evaluates and recommends to the board of directors candidates for appointment or election to the board, as appropriate. The committee will meet annually during the fourth quarter to determine whether to recommend to the board to include the nomination of incumbent directors with expiring terms in the proxy statement. The committee will meet at other times as needed to consider candidates to fill any vacancies that may occur. At least once a year, the committee will consider whether the number of directors is appropriate for the company’s needs and recommend to the board any changes in the number of directors, review the performance of the board, and review each director’s performance. Because the Board first established the Nominating and Governance Committee in 2004, the Committee did not meet in 2003.

A stockholder may submit the name of a director candidate for consideration by the Nominating and Governance Committee by writing to: Nominating and Governance Committee, Red Robin Gourmet Burgers, Inc., 6312 South Fiddler’s Green Circle, Suite 200N, Greenwood Village, CO 80111. The stockholder must submit the following information in support of the candidate: (a) the name and address of the stockholder recommending the candidate; (b) a representation that the stockholder recommending the candidate is a stockholder of record of the company’s stock or other verification that the person recommending the candidate is a beneficial owner of the company’s stock; (c) a description of any arrangement or understanding between the stockholder and the candidate and any other person or persons regarding the stockholder’s submission of the candidate’s name for consideration, and identifying such person or persons by name, address and affiliation with the stockholder, the candidate, and the company, if any; (d) such other information regarding the candidate as the company would be required to include in a proxy statement filed pursuant to the proxy rules of the SEC if the Board were to nominate the candidate for election as a director or if the Board were to appoint the candidate as a director; (e) the consent of the candidate to be identified to the board for consideration and to be identified in the proxy; and (f) the consent of the candidate to serve as a director if elected. The committee may refuse to consider any candidate for whom the stockholder fails to provide the information mentioned above.

In evaluating a director candidate, the Nominating and Governance Committee will consider the candidate’s independence, character, corporate governance skills and abilities, business experience, training and education, commitment to performing the duties of a director, and other skills, abilities or attributes that fill specific needs of the board or its committees. The committee will use the same criteria in evaluating candidates suggested by stockholders as for candidates suggested by other sources.

The nominating and governance committee recommends director candidates for nomination to the board. The board determines which candidates to nominate or appoint, as appropriate, after considering the recommendation of the committee.

Director Compensation

Base Compensation.    Directors who are not employees of our company receive an annual retainer of $25,000, payable quarterly, an annual award of 1,000 stock options, and each director may receive one or more awards of non-qualified stock options up to a maximum of 4,000 stock options per year at the discretion of the board of directors, for a total not to exceed 5,000 stock options per year. In addition, each director receives $1,000 for each in-person board meeting, and each committee member receives $1,000 for each in-person compensation or nominating committee meeting and $2,000 for each in-person audit committee meeting. A director receives one-half of the compensation amount for scheduled in-person meetings attended by telephone. Directors are not compensated for scheduled telephonic meetings. We also reimburse directors for costs incurred by them in attending board and committee meetings. Director compensation for Terrence D. Daniels is paid to Quad-C.

Options.    Stock options are granted pursuant to our 2002 stock incentive plan with an exercise price equal to the fair market value of the underlying common stock on the date of grant. Each annual grant of 1,000 stock options, and each discretionary grant of stock options shall become exercisable as to 100% of the total number of shares of common stock subject to the option on the earlier of the first anniversary of the date of grant or the first annual meeting of our stockholders that occurs more than ten months after the date of grant. A new director who is not an employee of our company will receive 5,000 stock options at the beginning of such director’s term. Each initial grant of 5,000 stock options shall become exercisable as to 50% of the total number of shares of common stock subject to the option on each of the following dates: (a) the earlier of the first anniversary of the date of grant or the first annual meeting of our stockholders that occurs more than ten months after the date of grant, and (b) the earlier of the second anniversary of the date of grant or the first annual meeting of our stockholders that occurs more than twenty-two months after the date of grant.

The board of directors has adopted, subject to stockholder approval, our 2004 performance incentive plan. If stockholders approve the 2004 performance incentive plan, no new awards will be granted under the 2002 stock incentive plan after the Annual Meeting, and each director will be eligible to receive one or more awards of non-qualified stock options under the 2004 performance incentive plan up to a maximum of 5,000 stock options per year at the discretion of the board of directors. A new director who is not an employee of our company will receive stock options at the beginning of such director’s term. The number of options will be determined by the board of directors at the time of grant. The exercise price and vesting of stock options granted to non-employee directors under the 2004 performance incentive plan shall be the same as described above under the 2002 stock incentive plan.

PROPOSAL 1

ELECTION OF DIRECTORS

General

Our amended and restated certificate of incorporation provides for three classes of directors with staggered three-year terms. Class I currently consists of two directors whose terms expire at our 2006 annual meeting; Class II currently consists of two directors whose terms expire at this annual meeting; and Class III currently consists of two directors whose terms expire at our 2005 annual meeting.

Our board of directors has nominated Edward T. Harvey, Jr. and Gary J. Singer to continue to serve as our Class II directors. If re-elected, Mr. Harvey and Mr. Singer will continue to serve in office until our annual meeting in 2007 and until their successors have been duly elected and qualified, or until the earlier of their death, resignation or retirement.

Mr. Harvey and Mr. Singer have each consented to be named as a nominee in this proxy statement, and we expect that Mr. Harvey and Mr. Singer will be able to serve if elected. Should Mr. Harvey or Mr. Singer become unable or unwilling to accept his nomination for election, our board of directors can name a substitute nominee and the persons named in the proxy card, or their nominees or substitutes, will vote your shares for such substitute nominee unless an instruction to the contrary is written on your proxy card.

Directors and Nominees

Below, you can find the principal occupation and other information about each of the Class II directors and each of the other directors whose term of office will continue after the meeting.

Nominees for Term Ending Upon the 2007 Annual Meeting of Stockholders—Class II Directors

Edward T. Harvey, Jr., 56, joined us as a director in May 2000. From April 1990 until his retirement in December 2003, Mr. Harvey was a partner with Quad-C, a private equity investment firm, in Charlottesville, Virginia. From 1975 to April 1990, Mr. Harvey held various financial positions at W.R. Grace & Co., principally in corporate development, acquisitions and planning. In October 2001, Nationwide Warehouse & Storage, LLC, et al., a portfolio company of Quad-C, filed a petition in bankruptcy. For the two years prior to the filing, Mr. Harvey served as a director and officer of Nationwide, but did not have any day-to-day management duties.

Gary J. Singer, 51, joined us as a director in June 1993. Mr. Singer has been a partner with O’Melveny & Myers LLP, an international law firm, since February 1985 and has been associated with O’Melveny & Myers since 1977.

Continuing Directors for Term Ending Upon the 2005 Annual Meeting of Stockholders—Class III Directors

Benjamin D. Graebel, 48, joined us as a director in September 2002. Currently, Mr. Graebel serves as vice chairman for the Graebel Companies, Inc. of Denver, Colorado, a privately held transportation and relocation service provider. Since joining the Graebel Companies in June 1979, and prior to his appointment as the vice chairman of the Graebel Companies, Mr. Graebel held a variety of management positions, including regional vice president, president of the moving and storage group, chief operating officer and chief executive officer.

Dennis B. Mullen, 60, joined us as a director in December 2002. Mr. Mullen has been a private investor for the past five years. Mr. Mullen currently serves as the chairman of the Janus Funds, chairs the Janus Funds’ nominating and governance committee, and serves on the Janus Funds’ audit and brokerage committees. Prior to his appointment as chairman, he served as the lead independent trustee for Janus Funds. As a trustee for Janus Funds, Mr. Mullen chaired the audit committee. Prior to 1998, Mr. Mullen had more than 30 years experience as a corporate executive in the restaurant industry, and has served as chief executive officer for several restaurant chains, including Cork & Cleaver Restaurants of Denver, Colorado; Pedro Verde’s Mexican Restaurants, Inc. of Boulder, Colorado; Garcia’s Restaurants, Inc. of Phoenix, Arizona; and BCNW, a franchise of Boston Chicken, Inc. in Seattle, Washington. Mr. Mullen started his professional career at PricewaterhouseCoopers and also served as the chief financial officer for Lange Ski Boots.

Continuing Directors for Term Ending Upon the 2006 Annual Meeting of Stockholders—Class I Directors

Terrence D. Daniels, 61, joined us as a director in May 2000. Mr. Daniels has been a partner with Quad-C, a private equity investment firm, in Charlottesville, Virginia since its formation in November 1989. Prior to November 1989, Mr. Daniels served as vice chairman and director of W.R. Grace & Co., as chairman, president and chief executive officer of Western Publishing Company, Inc. and as senior vice president for corporate development of Mattel, Inc. In October 2001, Nationwide Warehouse & Storage, LLC, et al., a portfolio company of Quad-C, filed a petition in bankruptcy. For the two years prior to the filing, Mr. Daniels served as a director and officer of Nationwide, but did not have any day-to-day management duties.

Michael J. Snyder, 54, was elected as our president, chief operating officer and as a director in April 1996. In March 1997, Mr. Snyder was elected as our chief executive officer. In May 2000, Mr. Snyder was elected as our chairman of the board. From 1979 to May 2000, Mr. Snyder also served as president of The Snyder Group Company. Prior to being acquired by us in May 2000, The Snyder Group Company, under Mr. Snyder’s leadership, was our leading franchisee with 14 units.

Required Vote

The two persons receiving the highest number of “FOR” votes from stockholders in the election of directors at the annual meeting will be elected.

Recommendation of the Board of Directors

Our board of directors recommends that you vote FOR the re-election of Mr. Harvey and FOR the re-election of Mr. Singer as Class II directors on our board of directors.

EXECUTIVE COMPENSATION

The following table sets forth summary information concerning compensation awarded to, earned by, or accrued for services rendered to us in all capacities by our chief executive officer and our other executive officers during fiscal years 2003, 2002 and 2001. The individuals listed in the table below are collectively referred to as the “named executive officers.”

Summary Compensation Table

	Annual Compensation (1)							Long-Term Compensation
Name and Principal Position	Year	Salary($)		Bonus($)		Other Annual Compensation($)		Securities Underlying Options/ SARs (#)	All Other Compensation ($)(2)
Michael J. Snyder, Chief Executive Officer	2003 2002 2001	$446,717 364,652 340,609		$510,875 338,367 347,288				60,000 — —	$2,160 4,851 4,620

James P. McCloskey, Chief Financial Officer	2003 2002 2001	264,158 243,101 226,861		225,637 163,161 162,068	(3) (3) (3)			20,000 34,483 —	1,011 2,933 2,793

Robert J. Merullo, Senior Vice President of Restaurant Operations	2003 2002 2001	254,683 246,753 207,563	(4)	217,122 165,612 147,630	(4) (4)			20,000 — —	1,826 6,853 5,600

Michael E. Woods, Senior Vice President of Franchise Development	2003 2002 2001	253,221 208,739 196,568		217,122 140,099 140,498				20,000 — —	1,003 2,690 2,562

Eric C. Houseman, Vice President of Restaurant Operations	2003 2002 2001	170,550 159,300 128,942	(5)	64,250 38,677 48,300	(5) (5)			12,000 — 8,621	246 1,461 1,391

Todd A. Brighton, Vice President of Development	2003 2002 2001	170,423 156,999 95,192	(6)	64,250 39,211 30,000		$188,879 29,275	(7) (8)	12,000 — 51,724	238 583 1,400

(1)	In accordance with the rules of the SEC, the compensation described in this table does not include a) medical, group life insurance or other benefits received by any of the named executive officers that are available generally to all of our salaried employees, or b) perquisites and other personal benefits received by the named executive officers that in the aggregate do not exceed the lesser of $50,000 or 10% of the officer’s salary and bonus disclosed in this table.

(2)	Represents premiums paid for supplemental life insurance.

(3)	Includes $112,818 of bonus compensation earned during 2003, $114,213 of bonus compensation earned during 2002 and $50,000 of bonus compensation earned during 2001 that Mr. McCloskey has elected to defer.

(4)	Includes $12,337 of salary and $43,434 of bonus compensation earned during 2003 and $16,561 of bonus compensation earned during 2002 that Mr. Merullo has elected to defer.

(5)	Includes $8,705 of salary and $26,700 of bonus compensation earned during 2003 and $34,809 of bonus compensation earned during 2002 that Mr. Houseman has elected to defer.

(6)	Mr. Brighton joined our company in April 2001. His annualized salary for 2001 was $150,000.

(7)	Includes: (1) the payment of an automobile allowance for the benefit of Mr. Brighton; (2) the payment or reimbursement of fees and expenses incurred in connection with the sale of Mr. Brighton’s previous residence, including $41,027 for real estate commissions and miscellaneous closing costs and an aggregate of $68,333 for the payment or reimbursement to Mr. Brighton and a third party relocation company on Mr. Brighton’s behalf to compensate for the loss on the sale of Mr. Brighton’s previous residence (together with an additional amount to reimburse Mr. Brighton for tax liabilities associated with this amount); (3) the payment or reimbursement of mortgage and other related costs and expenses during an interim period with respect to Mr. Brighton’s former residence; (4) the payment or reimbursement of costs and expenses associated with the relocation of Mr. Brighton from Alpharetta, Georgia to Denver, Colorado; and (5) the payment or reimbursement of costs and expenses incurred by Mr. Brighton for temporary housing following his relocation to Denver, Colorado.

(8)	Includes: (1) the payment of an automobile allowance for the benefit of Mr. Brighton; (2) the payment of a $20,000 relocation bonus paid to Mr. Brighton; and (3) the payment or reimbursement of costs and expenses incurred by Mr. Brighton for temporary housing following his relocation to Denver, Colorado.

Option Grants during Fiscal Year 2003

The following table sets forth information with respect to option grants to the named executive officers during fiscal year 2003:

Individual Grants				Expiration Date (5)	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
	Number of Securities Underlying Options Granted (2)	% of Total Options Granted to Employees in 2003 (3)	Exercise Price per Share ($/ Share) (4)
Name					5.0%($)	10.0%($)
Michael J. Snyder	60,000	11.5	$14.98	1/29/2013	565,250	1,432,456
James P. McCloskey	20,000	3.8	14.98	1/29/2013	188,417	477,485
Michael E. Woods	20,000	3.8	14.98	1/29/2013	188,417	477,485
Robert J. Merullo	20,000	3.8	14.98	1/29/2013	188,417	477,485
Todd A. Brighton	12,000	2.3	14.98	1/29/2013	113,050	286,491
Eric C. Houseman	12,000	2.3	14.98	1/29/2013	113,050	286,491

(1)	The potential realizable values are based on an assumption that the stock price of our common stock will appreciate at the annual rates shown, compounded annually, from the date of grant until the end of the option term. These values do not take into account amounts required to be paid as income taxes under the Internal Revenue Code and any applicable state laws or option provisions providing for termination of an option following termination of employment, non-transferability or vesting. These amounts are calculated based on the requirements promulgated by the SEC and do not reflect our estimate of future stock price growth of the shares of our common stock.

(2)	Represents options we granted under our 2002 stock incentive plan.

(3)	Based on an aggregate of 520,300 shares of our common stock subject to options granted to employees during 2003.

(4)	We grant options at an exercise price equal to the fair market value on the date of grant at the closing price as quoted by The Nasdaq Stock Market’s National Market.

(5)	The term of each option we grant is ten years from the date of grant. Our options may terminate before their expiration date if the option holder’s status as an employee is terminated or upon the option holder’s death or disability.

Aggregated Option Exercises and Values for Fiscal Year 2003

The table below sets forth the following information with respect to option exercises by each of the named executive officers during fiscal year 2003 and the status of their options at December 28, 2003:

Name	Number of Shares Acquired Upon Exercise of Options	Value Realized Upon Exercise	Number of Unexercised Options at December 28, 2003		Value of Unexercised In- the-Money Options at December 28, 2003 (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Michael J. Snyder	—	$—	0	60,000	$—	$900,000
James P. McCloskey	—	—	0	20,000	—	300,000
Michael E. Woods	—	—	0	20,000	—	300,000
Robert J. Merullo	—	—	0	20,000	—	300,000
Todd A. Brighton	—	—	25,862	37,862	606,464	786,464
Eric C. Houseman	3,448	63,064	16,354	16,310	392,293	281,070

(1)	In accordance with SEC rules, values are calculated by subtracting the per share exercise price from the fair market value of the underlying common stock and multiplying such amount by the number of shares represented by the unexercised options. For purposes of this table, fair market value is deemed to be $29.98 per share, the closing price reported by The Nasdaq Stock Market National Market on December 26, 2003.

Employment Agreements, Termination of Employment and Change-in-Control Arrangements

Employment Agreements and Termination of Employment Agreements

The following is a description of each employment agreement that we have with the named executive officers:

Michael J. Snyder.    We entered into an employment agreement with Michael J. Snyder in May 2000. Pursuant to this agreement, Mr. Snyder serves as the chairman of our board of directors, our chief executive officer and our president. Mr. Snyder is entitled to receive a base salary of $330,750, which is subject to annual review by our board of directors. Mr. Snyder is also entitled to participate in our annual incentive compensation plan and all other incentive, savings and retirement plans, practices, policies and programs to the same extent as other senior executive employees. The employment agreement has an initial term ending in May 2005, which will be automatically extended for additional one-year periods unless either we or Mr. Snyder gives written notice not to extend the agreement.

In the event Mr. Snyder’s employment is terminated other than for cause, as defined in the agreement to include, among other things, neglect in the performance of his duties, engaging willfully in misconduct in the performance of his duties and failure to follow lawful directives from our board of directors, or Mr. Snyder terminates his employment with us for a substantial breach as defined in the agreement to include a reduction in his base salary, the removal of Mr. Snyder from his current officer positions other than for cause and a change in control, Mr. Snyder will receive severance pay which includes: payment of his base salary for one year, the bonus he would have received on the next bonus payment date, and participation in our health and welfare benefit plans for himself and his family for one year. In the event Mr. Snyder’s employment is terminated by reason of his death or disability, Mr. Snyder’s estate will receive all accrued but unpaid and deferred compensation and, in the event of his death, will have the right to require us to purchase common stock held by his estate having a fair market value of up to $5.0 million. Mr. Snyder’s family will also have the right to participate in our health and other welfare benefit plans for one year.

In addition, we entered into a non-interference, non-disclosure and non-competition agreement with Mr. Snyder in May 2000. Pursuant to this agreement, Mr. Snyder has agreed that he will not engage in any activity relating to the casual dining business anywhere in the United States until May 2005. Mr. Snyder has also agreed that he will not disclose any confidential information relating to our business or us. Finally, Mr. Snyder has agreed that, until March 2005, he will not (i) solicit or induce any employee at the level of assistant restaurant manager or higher to terminate employment with us, (ii) hire any employee at the level of assistant restaurant manager or higher who was employed with us within the prior 12 months, or (iii) induce or attempt to induce any supplier or other business relationship of ours to cease doing business with us or otherwise interfere with our relationship with such suppliers or business relations.

Mr. Snyder has agreed not to engage in any activity relating to the casual dining business anywhere in the United States until two years following the termination of his employment.

Michael E. Woods.    We entered into an employment agreement with Mike Woods, our senior vice president of franchise development in January 1997. Pursuant to this agreement, Mr. Woods is entitled to severance pay equal to his then current base salary paid monthly for one year if he is terminated by us without cause. Mr. Woods’ current base annual salary is $275,000. Mr. Woods’ employment agreement does not have a termination date.

Change-in-Control Arrangements

The following is a description of each change-in-control provision that is contained within our stock option plans:

2000 Management Performance Common Stock Option Plan.    Outstanding options under our 2000 management performance common stock option plan may become fully vested in connection with the sale or disposition of substantially all of our common stock or our assets. In addition, the plan administrator may provide for the assumption, substitution or settlement of the outstanding options under the 2000 management performance common stock option plan in the event of a “control transfer.” A control transfer is defined in the 2000 management performance common stock option plan and generally includes any person or group of persons who were not stockholders on April 30, 2000 becoming the owner of 50.0% or more of our outstanding voting shares, our merger, consolidation, or other reorganization in which any such person or group owns 50.0% or more of the outstanding voting shares of the surviving or resulting entity, or all or substantially all of our assets are sold or otherwise transferred to any such person or group.

2002 Stock Incentive Plan.    Each award granted under the 2002 stock incentive plan may, at the discretion of our board of directors or a committee appointed by our board of directors to administer the plan, become fully vested, exercisable, or payable, as applicable, upon a change in control event if the award will not be assumed or substituted for or otherwise continued after the event. A change of control, as defined in the 2002 stock incentive plan, generally includes:

•	stockholder approval of our dissolution or liquidation;

•	certain changes in a majority of the membership of our board of directors over a period of two years or less;

•	the acquisition of more than 30.0% of our outstanding voting securities by any person other than a person who held more than 20.0% of our outstanding voting securities as of the date that the 2002 stock incentive plan was approved, a company benefit plan, or one of their affiliates, successors, heirs, relatives or certain donees or certain other affiliates;

•	certain transfers of all or substantially all of our assets; and

•	a merger, consolidation or reorganization (other than with an affiliate) whereby our stockholders do not own more than 50.0% of the outstanding voting securities of the resulting entity after such event.

In addition, if we terminate any participant’s employment for any reason other than for cause either in express anticipation of, or within one year after a change in control event, then all awards held by that participant will vest in full immediately before his or her termination date. The plan administrator may also provide for alternative settlements (including cash payments), the assumption or substitution of awards or other adjustments in the event of a change of control event or in the context of any other reorganization of the company.

Compensation Committee Interlocks and Insider Participation

During 2003, our compensation committee consisted of Terrence D. Daniels (chairman), Edward T. Harvey, Jr., and Gary J. Singer. Other than service on the board of directors, we did not employ any of the current members of the compensation committee during 2003. No member of our compensation committee and none of our executive officers serve as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee. Certain transactions and relationships between us and Mr. Singer, Mr. Daniels and Mr. Harvey, or one or more of their affiliates, are described below.

Transactions involving Mr. Singer.    Mr. Singer is a partner of O’Melveny & Myers LLP. We have engaged O’Melveny & Myers to represent us on various legal matters, including SEC filings, acquisitions, financings, and other general corporate matters.

Transactions involving Mr. Daniels and Mr. Harvey.    Pursuant to a registration rights agreement, we were required to bear substantially all expenses, other than underwriting discounts and commissions, of the selling stockholders in connection with our secondary offering that was completed in November 2003. In connection with this offering, we also agreed to reimburse the selling stockholders for a portion of the underwriting discounts and commissions otherwise payable by them. At the time of the offering, Mr. Daniels and Mr. Harvey were affiliated with two of the selling stockholders in the offering, and we paid $2,858 in registration fees in connection with the registration and sale of 1,268,801 shares of our common stock held by these selling stockholders and we reimbursed them $84,057 for underwriting discounts and commissions.

Compensation Committee Report on Executive Compensation

Overview

The compensation committee of the board of directors is currently composed of Terrence D. Daniels (chairman), Edward T. Harvey, Jr. and Gary J. Singer. The compensation committee is responsible for establishing our compensation program for all employees, including executive officers. For executive officers, the compensation committee evaluates performance and recommends compensation policies and levels for approval by the board of directors.

Compensation Philosophy

The goals of our compensation program are to align compensation with our company’s business objectives and performance and to enable us to attract, retain and reward executive officers and other key employees who contribute to our long-term success and to motivate them to enhance long-term stockholder value. In this regard, the compensation committee focuses on the following three components in determining the overall compensation package for our executive officers: base salary, annual incentive bonus, and long-term equity incentives.

Annual Base Salary

The compensation committee annually reviews the president and chief executive officer’s base salary and consults with the president and chief executive officer to review annually the base salary compensation of our other executive officers. If appropriate, the compensation committee recommends for approval by the board of directors adjustments to the base salaries of executive officers based upon individual executive officer performance, scope of responsibilities, salary levels paid by peer restaurant companies and market conditions. The compensation committee may from time to time also consider salary surveys and similar data prepared by independent consulting firms. The compensation committee has utilized the services of Frederic W. Cook & Co., Inc., a nationally-recognized consulting firm, to advise it on various compensation matters, including the level of annual base salaries paid to our senior executive officers.

Annual Incentive Bonus

Under our annual cash bonus program, executive officers from the vice president level through the chief executive officer are assigned target bonuses that are expressed as a percentage of their respective base salaries and generally increase as their level of responsibility increases. The bonuses are directly tied to our annual financial performance and are based upon minimum, target and maximum EBITDA budget levels and bonus funding percentages that are tied to an officer’s base salary that correspond to specified EBITDA levels. These officers receive their target bonuses if we achieve the targeted EBITDA budget and a graduated up or down percentage of their target bonuses if we exceed or do not meet the targeted EBITDA budget. No bonuses are given if the minimum EBITDA levels are not met, and bonuses are capped at a specified percentage of an officer’s base salary that corresponds to the maximum prescribed EBITDA level. The EBITDA budget and the minimum, target and maximum EBITDA levels and bonus funding percentages are formulated by our management and presented to the compensation committee. If appropriate, the compensation committee recommends adjustments to such levels for approval by the board of directors. In recommending adjustments, the compensation committee considers, among other things, bonus levels paid by peer restaurant companies, market conditions and the advice of its compensation consultant. The compensation committee may from time to time also consider bonus surveys and similar data prepared by independent consulting firms.

Long Term Incentives

We believe that equity ownership by our employees is a significant incentive in building stockholder wealth and aligning the interests of employees and stockholders. Each year, our president and chief executive officer makes recommendations with respect to the level of stock options to be granted to eligible employees. The compensation committee reviews these recommendations and then makes its recommendations for approval by the board of directors based upon a variety of factors, including the committee’s subjective assessment of the employee’s performance, the amount of past option grants, and a comparison to total compensation paid to comparable-level employees at peer restaurant companies. During 2003, stock option awards were made under our 2002 stock incentive plan. Under the 2002 stock incentive plan, we also have the ability to award other equity-based incentives such as stock appreciation rights or restricted stock, but have not done so to date. In January 2004, in response to recommendations presented by the compensation committee’s consulting firm, the compensation committee recommended, and the board of directors approved, annual option grants to our chief executive officer and other executive officers of options to purchase a total of 115,500 shares of our common stock.

In July 2002, the board of directors, upon recommendation of the compensation committee, approved the adoption of an employee stock purchase plan. The employee stock purchase plan is intended to provide a means by which our employees may purchase our common stock through payroll deductions. We began utilizing the employee stock purchase plan in January 2003.

Consulting Firm

In 2003, the compensation committee continued to utilize the services of Frederic W. Cook & Co., Inc. (“Cook”), a nationally-recognized consulting firm, to advise it on compensation matters. The committee originally engaged Cook in November 2002 to review our compensation program and compare the compensation programs of peer restaurant companies. In general, the consulting firm recommended that the annual salary of our executive and other officers be between the 50th and 75th percentile of peer restaurant companies. In this regard and as described below, the compensation committee recommended, and the board of directors approved, an increase in Mr. Snyder’s base salary for 2004. The consulting firm also reviewed our bonus program and confirmed that our use of EBITDA targets is an appropriate measure to use to formulate annual management bonuses. The consulting firm reviewed our stock option plan programs and concluded that potential dilution resulting from option grants, the current ownership levels of our executive and other officers, the history of past option grants to our executive and other officers and the number of options to be available for issuance under our proposed 2004 performance incentive plan are within a range that is normal in comparison to peer restaurant companies. The consulting firm also advised us on the changes made to our directors’ compensation and concluded that those changes were within a range that is normal in comparison to peer restaurant companies.

Compensation of President and Chief Executive Officer

We entered into an employment agreement with Mr. Snyder, our president and chief executive officer, in May 2000. Pursuant to this employment agreement, the board of directors reviews Mr. Snyder’s base salary annually. Mr. Snyder is also eligible to participate in our bonus program, as described above, and to participate in all incentive, savings and retirement plans, practices, policies and programs to the same extent as our other executive employees.

Salary, annual incentive and long term incentive compensation to Mr. Snyder were determined in accordance with the compensation committee’s compensation policies, as described above. In January 2003, the compensation committee recommended, and the board of directors approved, an adjustment to Mr. Snyder’s annual base salary from $364,652 during fiscal year 2002 to $450,000 during fiscal year 2003. This increase reflected the compensation committee’s subjective assessment of Mr. Snyder’s performance during the prior year and its objective of maintaining his base salary at competitive levels. During fiscal year 2003, Mr. Snyder also earned an annual bonus under our bonus program equal to $510,875. Mr. Snyder was granted options to purchase 60,000 shares of our common stock during fiscal year 2003.

In January 2004, in response to recommendations presented by the compensation committee’s consulting firm, the compensation committee recommended, and the board of directors approved, an additional increase in Mr. Snyder’s annual base salary to $475,000. This adjustment was made on the basis of the committee’s subjective assessment of Mr. Snyder’s performance and so that Mr. Snyder’s base salary would continue to fall within the 50th to 75th percentile of base salary levels paid to presidents and chief executive officers of peer restaurant companies. The compensation committee also recommended, and the board of directors approved, an annual grant to Mr. Snyder of options to purchase 80,000 shares of our common stock.

2004 Performance Incentive Plan

We have reviewed and recommend to the board of directors the adoption of our 2004 performance incentive plan. The board has approved this recommendation. The recommendation was based on our historical and projected incentive grants to executives and employees and also was based on the advice of Cook.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code under the Omnibus Budget Reconciliation Act of 1993 limits the deductibility of compensation over $1 million paid by a company to an executive officer. The policy of the compensation committee is to establish and maintain a compensation program that maximizes the creation of long-term stockholder value. Action will be taken to qualify most compensation approaches to ensure deductibility, except in those limited cases in which the compensation committee believes stockholder interests are best served by retaining flexibility. In such cases, the compensation committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its compensation objectives.

This compensation committee report will not be deemed to be incorporated by reference by any general statement incorporating this proxy statement into any of our filings under the Securities Act of 1933 or under the

Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not be deemed “soliciting material” or be deemed “filed” under either such Acts.

Submitted on April 12, 2004 by the members of the compensation committee of our board of directors.

THE COMPENSATION COMMITTEE

Terrence D. Daniels, Chairman

Edward T. Harvey, Jr.

Gary J. Singer

STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return of our common stock from July 19, 2002 (the date our stock began trading after our initial public offering) through December 28, 2003, against the cumulative total stockholder return of the Russell 3000® Index and S&P SmallCap Restaurant Index. The graph assumes that $100 was invested on July 19, 2002 in our common stock, the Russell 3000® Index and S&P SmallCap Restaurant Index, and that all dividends, if any, were reinvested.

This graph will not be deemed to be incorporated by reference by any general statement incorporating this proxy statement into any of our filings under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not be deemed “soliciting material” or be deemed “filed” under either such Acts.

Comparison of Cumulative Total Return

RELATED PARTY TRANSACTIONS

Certain Relationships and Related Transactions

See “Compensation Committee Interlocks and Insider Participation” elsewhere in this proxy statement for descriptions of certain transactions and relationships between us and Mr. Singer, Mr. Daniels and Mr. Harvey, and one or more of their affiliates.

The officer loans discussed below existed prior to the enactment of the Sarbanes-Oxley Act of 2002. We will not grant any new loans or renew or materially modify any existing loans, including these loans, to any of our executive officers or directors.

During 2002, our board of directors approved the early exercise of options to purchase 775,862 shares of our common stock and the exercise of an additional 146,552 fully vested options held by certain of our executive officers in exchange for full recourse promissory notes. Each executive officer has pledged the shares acquired by him as collateral for repayment of his respective note or notes. The shares acquired by each executive officer upon the early exercise are subject to a right of repurchase in our favor at the lower of the price paid by the executive officers for the shares acquired by them upon the early exercise or the fair market value of these shares on the date that we exercise our right of repurchase. This right lapses on the same schedule that the shares underlying the original options would have become vested and exercisable. The indebtedness represented by each executive officer’s promissory note or notes becomes immediately due and payable in the event that the executive officer’s employment is terminated for any reason. The transactions are further described below:

•	Michael J. Snyder elected to exercise options to purchase an aggregate of 517,241 shares of common stock. Mr. Snyder paid the exercise price by delivering a full recourse promissory note in the principal amount of $3,000,000. This promissory note bears interest at 4.65% per annum, with principal and accrued and unpaid interest due and payable on December 31, 2009. As of March 26, 2004, all of Mr. Snyder’s exercised options are fully vested. Interest accrued on this note as of March 26, 2004 totaled $275,513.

•	Mr. McCloskey elected to exercise options to purchase an aggregate of 172,415 shares of common stock. Mr. McCloskey paid the exercise price by delivering three full recourse promissory notes in the aggregate principal amount of $1,050,000. These promissory notes bear interest at 4.65% per annum, with principal and accrued and unpaid interest due and payable as follows: June 26, 2006 with respect to $600,000 principal amount, December 31, 2009 with respect to $200,000 principal amount and January 29, 2012 with respect to $250,000 principal amount. As of March 26, 2004, 118,923 of Mr. McCloskey’s remaining exercised options are fully vested, 11,494 shares will vest in January 2005, and the remaining 11,495 shares will vest in January 2006. In September 2003, Mr. McCloskey repaid $78,721 of principal related to his $600,000 note and $40,139 of accrued interest thereon. In March 2004, Mr. McCloskey repaid $51,342 of principal related to his $600,000 note and $12,258 of accrued interest thereon. The outstanding principal balance and interest accrued on these notes as of March 26, 2004 totaled $919,937 and $41,328, respectively.

•	Robert J. Merullo elected to exercise options to purchase 86,207 shares of common stock. Mr. Merullo paid the exercise price by delivering a full recourse promissory note in the principal amount of $500,000. This promissory note bears interest at 4.65% per annum, with principal and accrued and unpaid interest due and payable on December 31, 2009. As of March 26, 2004, all of Mr. Merullo’s 86,207 options are fully vested. Interest accrued on this note as of March 26, 2004 totaled $45,919.

•

Michael E. Woods elected to exercise options to purchase an aggregate of 146,551 shares of common stock. Mr. Woods paid the exercise price by delivering two full recourse promissory notes in the aggregate principal amount of $850,000. These promissory notes bear interest at 4.65% per annum, with principal and accrued and unpaid interest due and payable as follows: January 6, 2007 with respect to $250,000 principal amount and December 31, 2009 with respect to $600,000 principal amount. As of March 26, 2004, all of Mr. Woods’ 146,551 options are fully vested. Interest accrued on these notes as of March 26, 2004 totaled $77,064.

Mr. Snyder has two additional loans outstanding pursuant to his employment agreement, each in the aggregate principal amount of $300,000, as evidenced by promissory notes dated June 30, 2000 and February 27, 2001, which bear interest at 6.62% and 5.07%, respectively. These notes mature on May 11, 2005. Interest accrued under these loans as of March 26, 2004 totaled $132,981.

Mr. Snyder and Mr. Merullo own 31.0% and 7.0%, respectively, of Mach Robin, LLC (“Mach Robin”), which operates Red Robin restaurants® under a franchise agreement. We recognized royalty income from Mach Robin of $912,700 in 2003. Prior to January 2004, an entity controlled by Mach Robin had a 40.0% ownership interest in, and a right to share in up to 60.0% of the profits of Red Robin Restaurants of Canada, Ltd. (“RRRC”), which operated Red Robin restaurants® in two Canadian provinces under franchise agreements. We recognized royalty income from RRRC of $853,400 in 2003. In January 2004, an entity controlled by Mach Robin acquired the remaining 60% ownership interest in RRRC that it did not already hold after we waived our right of first refusal. The franchise agreements held by RRRC remain in place and RRRC is now controlled entirely by Mach Robin, or its subsidiaries.

Benjamin D. Graebel is the chief executive officer of Graebel Companies, Inc., a privately held transportation and relocation service provider. During 2003, we paid Graebel Companies $79,800 for various relocation services and storage fees. We plan to continue using the services of Graebel Companies, Inc. in 2004.

Our indoor plant maintenance supplier for our Denver area restaurants and corporate office, Tropical Interiors, is operated by one of Mr. Snyder’s brothers, Brad Snyder. We paid Tropical Interiors $273,200 in 2003. We plan to continue using the services of Tropical Interiors in 2004.

Pursuant to a registration rights agreement, we were required to bear substantially all expenses, other than underwriting discounts and commissions, of the selling stockholders in connection with our secondary offering that was completed in November 2003. In connection with this offering, we also agreed to reimburse the selling stockholders for a portion of the underwriting discounts and commissions otherwise payable by them. We have paid or agreed to pay $52,950 in registration and other expenses associated with the registration and sale of 1,958,673 shares of our common stock held by Skylark Co., Ltd and 355,255 shares of our common stock held by Hibari Guam Corporation, and reimbursed each of these two stockholders for $129,762 in underwriting discounts and commissions.

AUDIT COMMITTEE REPORT

The audit committee is comprised solely of independent directors as required by and in compliance with the listing standards of The Nasdaq Stock Market National Market and applicable federal securities regulations. The audit committee operates pursuant to a written charter adopted by the board of directors. A copy of the audit committee’s charter, which was most recently amended in August 2003, is available on the company’s website at http://irpage.com/rrgb/. As of December 28, 2003, the members of the audit committee were Benjamin D. Graebel (chairman), Edward T. Harvey, Jr. and Dennis B. Mullen.

The audit committee is responsible for overseeing and evaluating the company’s financial reporting process on behalf of the board of directors. This includes overseeing and reviewing the preparation and disclosure of the consolidated financial statements and the preparation and filing of periodic financial reports, including certification by the Chief Executive Officer and Chief Financial Officer, as required. The audit committee is also responsible for selecting and retaining the independent auditors; approving the budget for fees to be paid to the independent auditors for audit services and for appropriate non-audit services; and overseeing the relationship between the company and the independent auditors and acting as the board of directors primary avenue of communication with them. The audit committee’s responsibilities also include other matters as set forth in its charter.

Management has the primary responsibility for the company’s financial reporting process, accounting principles and internal controls as well as preparation of the company’s financial statements. The independent auditors are responsible for performing an audit of the company’s financial statements in accordance with accounting principles generally accepted in the U.S. It is not the audit committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. The audit committee’s considerations and discussions with management and the independent auditors do not assure that the company’s financial statements are presented in accordance with accounting principles generally accepted in the U.S., that the audit of the annual financial statements has been carried out in accordance with generally accepted accounting principles, or that the independent auditors are in fact “independent.”

The audit committee has met and held discussions with management and the independent auditors on a regular basis. The audit committee plans and schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its responsibilities. The audit committee’s meetings include, whenever appropriate, executive sessions with the independent auditors without the presence of the company’s management. The audit committee has reviewed and discussed with both management and the independent auditors the company’s financial statements as of and for the year ended December 28, 2003, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. Management advised the audit committee that the financial statements were prepared in accordance with accounting principles generally accepted in the U.S. The audit committee has relied, without independent verification, on this representation, and on the representations of the independent auditors included in their report on the financial statements.

The audit committee discussed with the independent auditors matters required to be discussed pursuant to Statement of Auditing Standards No. 61 “Communication with Audit Committees,” as amended by statement on Auditing Standards No. 89 “Audit Adjustments” and Statement on Auditing Standards No. 90 “Audit Committee Communications.” The independent auditors have provided to the audit committee the written disclosures and the letter required by Independence Standards Board No. 1 “Independence Discussions with Audit Committees,” and the audit committee has discussed with the auditors their independence. The audit committee has also considered whether the independent auditors provision of other non-audit services to the company is compatible with maintaining the auditors independence. The audit committee has concluded that the provision of non-audit services by the independent auditors was compatible with the maintenance of independence in the conduct of their auditing functions.

In reliance on the reviews and discussions referred to above, the audit committee recommended that the board of directors approve the audited financial statements for inclusion in the company’s annual report on Form 10-K for the year ended December 28, 2003, and the board of directors accepted the audit committee’s recommendations.

Submitted on March 9, 2004 by the members of the audit committee of the company’s board of directors.

THE AUDIT COMMITTEE

Benjamin D. Graebel, Chairman

Edward T. Harvey, Jr.

Dennis B. Mullen

INDEPENDENT AUDITORS

The audit committee has appointed Deloitte & Touche LLP (“Deloitte”) as our independent auditors for the fiscal years 2003 and 2004. Representatives of Deloitte are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Principal Accounting Fees and Services

The following table summarizes the aggregate fees billed by Deloitte for the fiscal years presented:

	2003	2002
Audit fees (a)	$316,667	$520,069
Audit-Related fees (b)	36,780	44,753
Tax fees (c)	45,148	122,141
All Other fees (d)	—	—

Total	$398,595	$686,963

(a)	Fees for audit services billed in 2003 and 2002 consisted of the audit of our annual financial statements, reviews of our quarterly financial statements and fees related to a review of our Uniform Franchise Offering Circular. Audit services billed in 2003 also included fees of $112,087 related to a review of our registration statement, which became effective in November 2003. Audit services billed in 2002 also included fees of $328,093 related to a review of our registration statement, which became effective in July 2002
(b)	Fees for audit-related services billed in 2003 and 2002 consisted of audits performed in connection with our employee 401(k) savings plan and agreed upon procedures related to our marketing funds.
(c)	Fees for tax services billed in 2003 and 2002 consisted of tax compliance assistance related to the preparation of our Federal and state corporate tax returns and franchise tax matters. Fees for tax services billed in 2003 and 2002 also included professional services with respect to cost segregation analysis.
(d)	There were no services provided by Deloitte in 2003 or 2002 other than those reported above.

The audit committee considered whether Deloitte’s provision of other non-audit services to the company is compatible with maintaining Deloitte’s independence. The audit committee discussed these services with the independent auditor and company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants. The audit committee concluded that the provision of non-audit services by Deloitte was compatible with the maintenance of independence in the conduct of their auditing functions.

Pre-Approval Process

The audit committee pre-approves all audit and non-audit services to be performed by Deloitte, and has established policies and procedures to ensure that the company is in full compliance with the requirements for pre-approval set forth in the Sarbanes-Oxley Act of 2002 and the SEC rules regarding auditor independence. These policies and procedures provide a mechanism by which management can request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. The policies and procedures are detailed as to the particular service and do not delegate the audit committee’s responsibility to management.

In accordance with these policies and procedures, management submits a matrix of the types of audit and non-audit services that management may wish to have Deloitte perform for the following fiscal year, accompanied by an estimated range of fees for each service to be performed. The service matrix categorizes the types of services by Audit, Audit-Related, Tax and All Other. The audit committee approves or rejects each of the listed services and approves a range of fees for each service to be performed. Any requests for Audit, Audit-Related, Tax, and Other services not contemplated on the service matrix must be submitted to the audit committee for specific pre-approval and cannot commence until such approval has been granted. Management is required to seek additional audit committee pre-approval when it becomes aware that any pre-approved service will result in actual fees greater than 10% of the initially approved fee. During the course of the year, the Chairman of the audit committee has the authority to pre-approve requests for services that were not approved in the annual pre-approval process. At each audit committee meeting subsequent to the annual pre-approval process, the Chairman of the audit committee reports any interim pre-approvals since the last meeting.

One-hundred percent (100%) of the Audit-Related fees, Tax fees and All Other fees billed by Deloitte in 2003 were approved by the audit committee pursuant to SEC regulations.

PROPOSAL 2

APPROVAL OF THE RED ROBIN GOURMET BURGERS, INC.

2004 PERFORMANCE INCENTIVE PLAN

At the Annual Meeting, stockholders will be asked to approve the Red Robin Gourmet Burgers, Inc. 2004 Performance Incentive Plan (the “2004 Plan”), which was adopted, subject to stockholder approval, by the board of directors on April 13, 2004.

We believe that incentives and stock-based awards focus employees on the objective of creating stockholder value and promoting the success of the company, and that incentive compensation plans like the proposed 2004 Plan are an important attraction, retention and motivation tool for participants in the plan.

We currently maintain the Red Robin Gourmet Burgers, Inc. 1996 stock option plan (the “1996 Plan”), the Red Robin Gourmet Burgers, Inc. 2000 management performance common stock option plan (the “2000 Plan”), and the Red Robin Gourmet Burgers, Inc. 2002 stock incentive plan (the “2002 Plan”). As of March 26, 2004, a total of 817,137 shares of our common stock were then subject to outstanding awards granted under the 2002 Plan, and an additional 73,933 shares of our common stock were then available for new award grants under the 2002 Plan. As of March 26, 2004, a total of 75,680 shares of our common stock were then subject to outstanding awards granted under the 1996 Plan, and a total of 230,863 shares of our common stock were then subject to outstanding awards granted under the 2000 Plan. No additional awards may be granted under the 1996 Plan or under the 2000 Plan. (The 1996 Plan, the 2000 Plan and the 2002 Plan are referred to collectively in this proposal as the “Existing Plans.”)

The board of directors approved the 2004 Plan based, in part, on a belief that the number of our shares currently available under the 2002 Plan does not give the company sufficient authority and flexibility to adequately provide for future incentives. If stockholders approve the 2004 Plan, no new awards will be granted under 2002 Plan after the Annual Meeting. In that case, the number of shares of our common stock that remain available for award grants under the 2002 Plan immediately prior to the Annual Meeting will become available for award grants under the 2004 Plan. An additional 1,500,000 shares of our common stock will also be made available for award grants under the 2004 Plan, so that if stockholders approve the 2004 Plan, a total of 1,573,933 shares will initially be available for award grants under that plan. In addition, if stockholders approve the 2004 Plan, any shares of common stock subject to stock option grants under the Existing Plans that expire, are cancelled or otherwise terminate after the Annual Meeting will also be available for award grant purposes under the 2004 Plan.

If stockholders do not approve the 2004 Plan, we will continue to have the authority to grant awards under the 2002 Plan. If stockholders approve the 2004 Plan, the termination of our grant authority under the 2002 Plan will not affect awards then outstanding under that plan.

Summary Description of the 2004 Performance Incentive Plan

The principal terms of the 2004 Plan are summarized below. The following summary is qualified in its entirety by the full text of the 2004 Plan, which appears as Appendix I to this Proxy Statement.

Purpose.    The purpose of the 2004 Plan is to promote the success of the company and the interests of our stockholders by providing an additional means for us to attract, motivate, retain and reward directors, officers, employees and other eligible persons through the grant of awards and incentives for high levels of individual performance and improved financial performance of the company. Equity-based awards are also intended to further align the interests of award recipients and our stockholders.

Administration.    Our board of directors or one or more committees appointed by our board of directors will administer the 2004 Plan. Our board of directors has delegated general administrative authority for the 2004 Plan to the compensation committee. A committee may delegate some or all of its authority with respect to the 2004 Plan to another committee of directors and certain limited award grant authority to grant awards to employees may be delegated to one or more officers of the company. (The appropriate acting body, be it the board of directors, a committee within its delegated authority, or an officer within his or her delegated authority, is referred to in this proposal as the “Administrator”).

The Administrator has broad authority under the 2004 Plan with respect to award grants including, without limitation, the authority:

•	to select participants and determine the type(s) of award(s) that they are to receive;

•	to determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award;

•	to cancel, modify, or waive our rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consents;

•	to accelerate or extend the vesting or exercisability or extend the term of any or all outstanding awards;

•	subject to the other provisions of the 2004 Plan, to make certain adjustments to an outstanding award and to authorize the conversion, succession or substitution of an award;

•	to allow the purchase price of an award or shares of our common stock to be paid in the form of cash, check, or electronic funds transfer, by the delivery of already-owned shares of our common stock or by a reduction of the number of shares deliverable pursuant to the award, by services rendered by the recipient of the award, by notice in third party payment or cashless exercise on such terms as the Administrator may authorize, or any other form permitted by law.

No Repricing.    In no case (except due to an adjustment to reflect a stock split or similar event or any repricing that may be approved by stockholders) will any adjustment be made to a stock option or stock appreciation right award under the 2004 Plan (by amendment, cancellation and regrant, exchange or other means) that would constitute a repricing of the per share exercise or base price of the award.

Eligibility.    Persons eligible to receive awards under the 2004 Plan include officers or employees of the company or any of our subsidiaries, directors of the company, and certain consultants and advisors to the company or any of our subsidiaries. Currently, approximately 270 officers and employees of the company and our subsidiaries (including all of our named executive officers), and each of our five non-employee directors, are considered eligible under the 2004 Plan at the present time.

Authorized Shares; Limits on Awards.    The maximum number of shares of our common stock that may be issued or transferred pursuant to awards under the 2004 Plan equals the sum of: (1) 1,500,000 shares, plus (2) the number of shares available for additional award grant purposes under the 2002 Plan as of the date of the Annual Meeting and determined immediately prior to the termination of the authority to grant new awards under the 2002 Plan as of the date of the Annual Meeting, plus (3) the number of any shares subject to stock options granted under the Existing Plans and outstanding as of the date of the Annual Meeting which expire, or for any reason are cancelled or terminated, after the date of the Annual Meeting without being exercised. As of

March 26, 2004, 73,933 shares were available for additional award grant purposes under the 2002 Plan, and 1,123,680 shares were subject to awards then outstanding under the Existing Plans. As noted above, no new awards may be granted under the 1996 and 2000 Plans, and no new awards will be granted under the 2002 Plan after the annual meeting if stockholders approve the 2004 Plan.

The following other limits are also contained in the 2004 Plan:

•	The maximum number of shares that may be delivered pursuant to options qualified as incentive stock options granted under the plan is 2,697,613 shares.

•	The maximum number of shares subject to those options and stock appreciation rights that are granted during any calendar year to any individual under the plan is 170,000 shares.

•	The maximum number of shares that may be delivered pursuant to awards granted under the plan, other than in the circumstances described in the next sentence, is 600,000 shares. This limit on so-called “full-value awards” does not apply, however, to the following: (1) shares delivered in respect of compensation earned but deferred, and (2) shares delivered pursuant to option or stock appreciation right grants the per share exercise or base price, as applicable, of which is at least equal to the fair market value of a share of our common stock at the time of grant of the award.

•	The maximum number of shares that may be delivered pursuant to awards granted to non-employee directors under the plan is 300,000 shares. This limit does not apply, however, to shares delivered in respect of compensation earned but deferred.

•	“Performance-Based Awards” under Section 5.2 of the 2004 Plan payable only in cash and not related to shares and granted to a participant in any one calendar year will not provide for payment of more than $1,500,000.

To the extent that an award is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will not be counted against the shares available for issuance under the 2004 Plan. In the event that shares are delivered in respect of a dividend equivalent, stock appreciation right, or other award, only the actual number of shares delivered with respect to the award will be counted against the share limits of the 2004 Plan. Shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the 2004 Plan will again be available for subsequent awards under the 2004 Plan. Shares that are exchanged by a participant or withheld by the company as full or partial payment in connection with any award under the 2004 Plan or the Existing Plans, as well as any shares exchanged by a participant or withheld by the company to satisfy the tax withholding obligations related to any award under the 2004 Plan or the Existing Plans, will be available for subsequent awards under the 2004 Plan. In addition, the 2004 Plan generally provides that shares issued in connection with awards that are granted by or become obligations of the company through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under the 2004 Plan.

Types of Awards.    The 2004 Plan authorizes stock options, stock appreciation rights, restricted stock, stock bonuses and other forms of awards granted or denominated in our common stock or units of our common stock, as well as cash bonus awards pursuant to Section 5.2 of the 2004 Plan. The 2004 Plan retains flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may be paid or settled in cash.

A stock option is the right to purchase shares of our common stock at a future date at a specified price per share (the “exercise price”). The per share exercise price of an option generally may not be less than the fair market value of a share of our common stock on the date of grant. The maximum term of an option is ten years from the date of grant. An option may either be an incentive stock option or a nonqualified stock option. Incentive stock option benefits are taxed differently from nonqualified stock options, as described under “Federal

Income Tax Consequences of Awards Under the 2004 Plan” below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the U.S. Internal Revenue Code and the 2004 Plan. Incentive stock options may only be granted to employees of the company or a subsidiary.

A stock appreciation right is the right to receive payment of an amount equal to the excess of the fair market value of shares of our common stock on the date of exercise of the stock appreciation right over the base price of the stock appreciation right. The base price will be established by the Administrator at the time of grant of the stock appreciation right and generally cannot be less than the fair market value of a share of our common stock on the date of grant. Stock appreciation rights may be granted in connection with other awards or independently. The maximum term of a stock appreciation right is ten years from the date of grant.

The per share exercise price of an option or the per share base price of a stock appreciation right may, however, be less than the fair market value of a share of our common stock on the date of grant in the case of (1) awards granted retroactively in tandem with or as a substitution for another award, or (2) if the option or stock appreciation right will be counted against the plan’s limit on full-value awards (that is, the limit on the number of shares that can be issued under the 2004 Plan in respect of awards other than options and stock appreciation rights).

The other types of awards that may be granted under the 2004 Plan include, without limitation, stock bonuses, restricted stock, performance stock, stock units, dividend equivalents, or similar rights to purchase or acquire shares, and cash awards granted consistent with Section 5.2 of the 2004 Plan as described below.

Performance-Based Awards.    The Administrator may grant awards that are intended to be performance-based awards within the meaning of Section 162(m) of the U.S. Internal Revenue Code (“Performance-Based Awards”). Performance-Based Awards are in addition to any of the other types of awards that may be granted under the 2004 Plan (including options and stock appreciation rights which may also qualify as performance-based awards for Section 162(m) purposes). Performance-Based Awards may be in the form of restricted stock, performance stock, stock units, other rights, or cash bonus opportunities.

The vesting or payment of Performance-Based Awards (other than options or stock appreciation rights) will depend on the absolute or relative performance of the company on a consolidated, subsidiary, segment, division, or business unit basis. The Administrator will establish the criterion or criteria and target(s) on which performance will be measured. The Administrator must establish criteria and targets in advance of applicable deadlines under the U.S. Internal Revenue Code and while the attainment of the performance targets remains substantially uncertain. The criteria that the Administrator may use for this purpose will include one or more of the following: earnings per share, cash flow (which means cash and cash equivalents derived from either net cash flow from operations or net cash flow from operations, financing and investing activities), total stockholder return, gross revenue, revenue growth, operating income (before or after taxes), net earnings (before or after interest, taxes, depreciation and/or amortization), return on equity or on assets or on net investment, cost containment or reduction, operating margin or any combination thereof. The performance measurement period with respect to an award may range from three months to ten years. Performance targets will be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets.

Performance-Based Awards may be paid in stock or in cash (in either case, subject to the limits described under the heading “Authorized Shares; Limits on Awards” above). Before any Performance-Based Award (other than an option or stock appreciation right) is paid, the Administrator must certify that the performance target or targets have been satisfied. The Administrator has discretion to determine the performance target or targets and any other restrictions or other limitations of Performance-Based Awards and may reserve discretion to reduce payments below maximum award limits.

Deferrals.    The Administrator may provide for the deferred payment of awards, and may determine the other terms applicable to deferrals. The Administrator may provide that deferred settlements include the payment or crediting of interest or other earnings on the deferred amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.

Acceleration of Awards; Possible Early Termination of Awards.    Generally, and subject to limited exceptions set forth in the 2004 Plan, if any person acquires more than 30% of the outstanding common stock or combined voting power of the company, if certain changes in a majority of our board of directors occur over a period of not longer than two years, if stockholders prior to a transaction do not continue to own more than 50% of the voting securities of the company (or a successor or a parent) following a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the company or any of our subsidiaries, a sale or other disposition of all or substantially all of the company’s assets or the acquisition of assets or stock of another entity by us or any of our subsidiaries, or if the company is dissolved or liquidated, then awards then-outstanding under the 2004 Plan may become fully vested or paid, as applicable, and may terminate or be terminated in such circumstances. Unless otherwise provided by the Administrator, a change in control in and of itself generally will not trigger the accelerated vesting of awards granted under the 2004 Plan unless the awards will not be assumed by a successor or will otherwise not continue following the change in control event. The Administrator also has the discretion to establish other change in control provisions with respect to awards granted under the 2004 Plan. For example, the Administrator could provide for the acceleration of vesting or payment of an award in connection with a change in control event that is not described above and provide that any such acceleration shall be automatic upon the occurrence of any such event.

Transfer Restrictions.    Subject to certain exceptions contained in Section 5.7 of the 2004 Plan, awards under the 2004 Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The Administrator has discretion, however, to establish written conditions and procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable federal and state securities laws.

Adjustments.    As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2004 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.

No Limit on Other Authority.    Except as expressly provided with respect to the termination of the authority to grant new awards under the 1996 Plan, the 2000 Plan and the 2002 Plan if stockholders approve the 2004 Plan, the 2004 Plan does not limit the authority of the board of directors or any committee to grant awards or authorize any other compensation, with or without reference to our common stock, under any other plan or authority.

Termination of or Changes to the 2004 Plan.    The board of directors may amend or terminate the 2004 Plan at any time and in any manner. Stockholder approval for an amendment will be required only to the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the U.S. Internal Revenue Code to preserve the intended tax consequences of the plan. For example, stockholder approval will be required for any amendment that proposes to increase the maximum number of shares that may be delivered with respect to awards granted under the 2004 Plan. (Adjustments as a result of stock splits or similar events will not, however, be considered an amendment requiring stockholder approval.) Unless terminated earlier by the board of directors, the authority to grant new awards under the 2004 Plan will terminate on April 13, 2014. Outstanding awards, as well as the Administrator’s authority with respect thereto, generally will continue following the expiration or termination of the plan. Generally speaking, outstanding awards may be amended by the Administrator (except for a repricing), but the consent of the award holder is required if the amendment (or any plan amendment) materially and adversely affects the holder.

Federal Income Tax Consequences of Awards under the 2004 Plan

The U.S. federal income tax consequences of the 2004 Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the 2004 Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.

With respect to nonqualified stock options, the company is generally entitled to deduct, and the participant recognizes, taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, the company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax.

The current federal income tax consequences of other awards authorized under the 2004 Plan generally follow certain basic patterns: stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, cash and stock-based performance awards, dividend equivalents, stock units, and other types of awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the company will generally have a corresponding deduction at the time the participant recognizes income.

If an award is accelerated under the 2004 Plan in connection with a “change in control” (as this term is used under the U.S. Internal Revenue Code), the company may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the U.S. Internal Revenue Code (and certain related excise taxes may be triggered). Furthermore, the aggregate compensation in excess of $1,000,000 attributable to awards that are not “performance-based” within the meaning of Section 162(m) of the U.S. Internal Revenue Code may not be permitted to be deducted by the company in certain circumstances.

Specific Benefits under the 2004 Performance Incentive Plan

Except for the grants identified in the following table that have been considered for possible grant, the company has not approved any awards that are contingent upon stockholder approval of the 2004 Plan. The company is not currently considering any other specific award grants under the 2004 Plan. If the 2004 Plan had been in existence in fiscal 2003, the Company expects that its award grants for fiscal 2003 would not have been substantially different from those actually made in that year under the 2002 Plan. For information regarding stock-based awards granted to our named executive officers during fiscal 2003, see the material under the heading “Executive Compensation and Certain Transactions” in this proxy statement.

The closing market price for a share of the company’s common stock as of March 26, 2004 was $26.63 per share.

New Plan Benefits

The compensation committee has recommended for board approval, subject to stockholder approval of the 2004 Plan, the following awards under the 2004 Plan to our executive officers and non-employee directors, as well as other company team members(1) . The following table lists the number of options proposed to be granted at the June 2004 meeting of the board of directors to each of our named executive officers, as well as our non-employee director group and our non-executive officer employee group. The price of the awards will be at 100% of the closing price of the company’s common stock on the date of grant.

Name and Position	Number of Shares Subject to Award

Executive Group:

Michael J. Snyder Chief Executive Officer	20,000

James P. McCloskey Chief Financial Officer	5,000

Michael E. Woods Senior Vice President of Franchise Development	5,000

Robert J. Merullo Senior Vice President of Restaurant Operations	2,500

Todd A. Brighton Vice President of Development	3,000

Eric C. Houseman Vice President of Restaurant Operations	3,000

Total for Executive Group:	38,500

Non-Employee Director Group:	25,000	(2)

Non-Executive Officer Employee Group:	75,625

Total	139,125

(1)	Excluding the proposed grants to the non-employee director group, each of these awards is a non-qualified stock option that shall become vested as to 25% of the total number of shares of common stock subject to the option on the first anniversary of the award date. The remaining 75% of the total number of shares of common stock subject to the option shall vest in 36 substantially equal monthly installments, with the first installment vesting on the same day of the month following the month in which the first anniversary of the award date occurs and an additional installment vesting on the same day of each of the 35 months thereafter. These award grants will not be effective unless stockholders approve the 2004 Plan.

(2)	Each of the proposed awards to the non-employee director group is a non-qualified stock option that shall become exercisable as to 100% of the total number of shares of common stock subject to the option on the earlier of the first anniversary of the date of grant or the first annual meeting of our stockholders that occurs more than ten months after the date of grant. Each of the non-employee directors receives an annual grant of 1,000 shares immediately following the annual meeting of stockholders under the terms of the 2002 plan. The board also contemplates granting an award of up to a maximum of 4,000 additional stock options to each non-employee director. The grant of 1,000 options will be made whether or not the stockholders approve the 2004 plan. However, the additional award will not be effective unless stockholders approve the 2004 plan.

Equity Compensation Plan Information

We maintain four equity-based compensation plans—the 1996 Plan, the 2000 Plan, the 2002 Plan, and the employee stock purchase plan. Our stockholders have approved each of these plans. Stockholders are also being asked to approve a new equity compensation plan, the 2004 Plan, as described above.

The following table sets forth for each of our equity compensation plans, the number of shares of our common stock subject to outstanding options and rights under these plans, the weighted-average exercise price of outstanding options, and the number of shares remaining available for future award grants under these plans as of December 28, 2003:

Equity Compensation Plan Table

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)(2)	834,107	(1)	$13.39	699,038	(3)
Equity compensation plans not approved by security holders	N/A		N/A	N/A

Total	834,107		$13.39	699,038

(1)	86,741 of these shares were subject to options then outstanding under the 1996 Plan; 255,666 of these shares were subject to options then outstanding under the 2000 Plan; and 491,700 of these shares were subject to options then outstanding under the 2002 Plan.
(2)	Excludes 290,739 shares that were available for issuance under the employee stock purchase plan.
(3)	Of the aggregate number of shares that remained available for future issuance, 290,738 shares were available for issuance under the employee stock purchase plan and 408,300(4) shares were available for issuance under the 2002 Plan. Any shares subject to options granted under the employee stock purchase plan or the 2002 Plan that are not exercised before they expire or are terminated will become available for additional award grants under the respective plan. No new awards may be granted under the 1996 Plan or the 2000 Plan. The shares available under the 2002 Plan are, subject to certain other limits under that plan, generally available for any type of award authorized under the 2002 Plan including options, stock appreciation rights, limited stock appreciation rights, restricted stock, performance share awards, or stock bonuses. No new awards will be granted under the 2002 Plan after the annual meeting of stockholders if stockholders approve the 2004 Plan. This table does not reflect the additional shares that will be available under the 2004 Plan if stockholders approve that plan.
(4)	As of the close of business on March 26, 2004, a total of 73,933 shares were remaining and available for issuance under the 2002 Plan.

Required Vote

Approval of the proposed 2004 performance incentive plan requires the affirmative vote of the majority of votes cast in person or by proxy at the annual meeting. If this proposal is approved, the proposed plan will become effective immediately.

Recommendation of the Board of Directors

The board of directors believes that the adoption of the 2004 Plan will promote the interests of the company and our stockholders and will help us and our subsidiaries continue to be able to attract, retain and reward persons important to our success.

All members of our board of directors are eligible for awards under the 2004 Plan and thus have a personal interest in the approval of the 2004 Plan.

Our board of directors recommends that you vote FOR approval of the proposed 2004 performance incentive plan as described above and set forth in Appendix I hereto.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The audit committee of the board of directors has appointed Deloitte & Touche LLP (“Deloitte”) as our independent auditors for the fiscal year ending on December 26, 2004. Deloitte has served as our independent auditors for more than ten years. Services provided to us by Deloitte in fiscal years 2003 and 2002 are described under “Principal Accounting Fees and Services” elsewhere in this proxy.

Required Vote

Ratification of the appointment of Deloitte & Touche LLP as our independent auditors for fiscal year 2004 requires the affirmative vote of a majority of the votes cast in person or by proxy at the annual meeting.

Recommendation of the Board of Directors

Our board of directors recommends that you vote FOR ratification of the appointment of Deloitte & Touche LLP as our independent auditors for fiscal year 2004.

In the event stockholders do not ratify the appointment of Deloitte & Touche LLP, the appointment of our independent auditors will be reconsidered by the audit committee and the board of directors.

ADDITIONAL INFORMATION

“Householding” of Proxy Materials.    The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for us. Under this procedure, multiple stockholders who share the same last name and address will receive only one copy of the annual proxy materials, unless they notify us that they wish to continue receiving multiple copies. We have undertaken householding to reduce our printing costs and postage fees.

If you wish to opt-out of householding and continue to receive multiple copies of the proxy materials at the same address, you may do so at any time prior to thirty days before the mailing of proxy materials, which will typically be mailed in April of each year, by notifying us in writing at: Red Robin Gourmet Burgers, Inc., Attn: Shareholder Services, 6312 South Fiddler’s Green Circle, Suite 200N, Greenwood Village, Colorado 80111, or by contacting us at (303) 846-6000. You also may request additional copies of the proxy materials by notifying us in writing at the same address or contacting us at (303) 846-6000, and we will undertake to deliver such additional copies promptly. If you share an address with another stockholder and currently are receiving multiple copies of the proxy materials, you may request householding by notifying us at the above referenced address or telephone number.

Proxy Solicitation Costs.    The accompanying proxy is being solicited on behalf of the board of directors of our Company. The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by our company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by our directors, officers, and employees at no additional compensation. We also have hired The Altman Group, Inc. to assist us in the distribution of proxy materials and the solicitation of votes described above. We will pay Altman Group a fee of $6,000 plus customary costs and expenses for these services. We have agreed to indemnify Altman Group against certain liabilities arising out of or in connection with our agreement. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and we may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

Stockholder Communications with the Board and Directors.    You may communicate with any director, the entire Board, or any committee by sending a letter to the director, the Board, or the committee addressed to: Board of Directors, 6312 South Fiddler’s Green Circle, Suite 200N, Greenwood Village, CO 80111, or by sending an e-mail to them at: Board@redrobin.com. You may also communicate with the independent directors by writing to: Independent Directors, Red Robin Gourmet Burgers, Inc., 6312 South Fiddler’s Green Circle, Suite 200N, Greenwood Village, CO 80111, or by sending an e-mail to: Independent.Directors@redrobin.com. The chairperson of the Nominating and Governance Committee or his designee will review all letters and e-mail messages, categorize them, and forward all relevant letters and e-mail messages to the appropriate party. Messages pertaining to administrative matters, ordinary business matters, personal grievances, and similar issues will be forwarded to the Secretary of the Board.

With respect to issues arising under the Company’s Code of Ethics, you may also communicate directly with the Chairman of the Audit Committee or the Compliance Officer in the manner provided in the company’s Problem Resolution Policy and Whistleblower Procedure. Both the Code of Ethics and the Problem Resolution Policy and Whistleblower Procedure may be found on the Company’s website at: http://irpage.com/rrgb/.

ANNUAL REPORT ON FORM 10-K

We filed with the SEC an annual report on Form 10-K on March 12, 2004. A copy of the annual report on Form 10-K has been mailed concurrently with this proxy statement to all of our stockholders entitled to notice of and to vote at the annual meeting, along with a separate annual report to stockholders prepared by us. The separate annual report to stockholders is not incorporated in this proxy statement and is not deemed to be a part of the proxy solicitation material. You may obtain a copy of the annual report on Form 10-K, without charge, by writing to Red Robin Gourmet Burgers, Inc., Attn: Shareholder Services, 6312 South Fiddler’s Green Circle, Suite 200N, Greenwood Village, Colorado 80111.

By Order of the Board of Directors,

James P. McCloskey

Secretary

Greenwood Village, Colorado

April 12, 2004

Appendix I

RED ROBIN GOURMET BURGERS, INC.

2004 PERFORMANCE INCENTIVE PLAN

1. PURPOSE OF PLAN

The purpose of this Red Robin Gourmet Burgers, Inc. 2004 Performance Incentive Plan (this “Plan”) of Red Robin Gourmet Burgers, Inc., a Delaware corporation (the “Corporation”), is to promote the success of the Corporation and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons.

2. ELIGIBILITY

The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the Corporation or one of its Subsidiaries; or (c) an individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Subsidiaries) to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the “Securities Act”), the offering and sale of shares issuable under this Plan by the Corporation or the Corporation’s compliance with any other applicable laws. An Eligible Person who has been granted an award (a “participant”) may, if otherwise eligible, be granted additional awards if the Administrator shall so determine. As used herein, “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; and “Board” means the Board of Directors of the Corporation.

3. PLAN ADMINISTRATION

3.1 The Administrator.    This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by Section 157(c) of the Delaware General Corporation Law and any other applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to designate the officers and employees of the Corporation and its Subsidiaries who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the Bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute action by the acting Administrator.

With respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), this Plan shall be administered by a committee consisting solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. Award grants, and transactions in or involving awards, intended to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable listing agency, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable listing agency).

3.2 Powers of the Administrator.    Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

(a)	determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive an award under this Plan;

(b)	grant awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of this Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such awards;

(c)	approve the forms of award agreements (which need not be identical either as to type of award or among participants);

(d)	construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;

(e)	cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;

(f)	accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum ten-year term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 8.6.5;

(g)	adjust the number of shares of Common Stock subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to Sections 4 and 8.6, and provided that in no case (except due to an adjustment contemplated by Section 7 or any repricing that may be approved by stockholders) shall such an adjustment constitute a repricing (by amendment, cancellation and regrant, exchange or other means) of the per share exercise or base price of any option or stock appreciation right;

(h)	determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator’s action (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);

(i)	determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution or succession of awards upon the occurrence of an event of the type described in Section 7;

(j)	acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value, or other consideration; and

(k)	determine the fair market value of the Common Stock or awards under this Plan from time to time and/or the manner in which such value will be determined.

3.3 Binding Determinations.    Any action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

3.4 Reliance on Experts.    In making any determination or in taking or not taking any action under this Plan, the Board or a committee, as the case may be, may obtain and may rely upon the advice of experts, including employees and professional advisors to the Corporation. No director, officer or agent of the Corporation or any of its Subsidiaries shall be liable for any such action or determination taken or made or omitted in good faith.

3.5 Delegation.    The Administrator may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.

4. SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS

4.1 Shares Available.    Subject to the provisions of Section 7.1, the capital stock that may be delivered under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. For purposes of this Plan, “Common Stock” shall mean the common stock of the Corporation and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under Section 7.1.

4.2 Share Limits.    The maximum number of shares of Common Stock that may be delivered pursuant to awards granted to Eligible Persons under this Plan (the “Share Limit”) is equal to the sum of the following:

(1)	1,500,000 shares of Common Stock, plus

(2)	the number of shares of Common Stock available for additional award grant purposes under the Corporation’s 2002 Stock Incentive Plan (the “2002 Plan”) as of the date of stockholder approval of this Plan (the “Stockholder Approval Date”) and determined immediately prior to the termination of the authority to grant new awards under the 2002 Plan as of the Stockholder Approval Date; plus

(3)	the number of any shares subject to stock options granted under the 2002 Plan and outstanding on the Stockholder Approval Date which expire, or for any reason are cancelled or terminated, after the Stockholder Approval Date without being exercised; plus

(4)	the number of any shares subject to stock options granted under the Corporation’s 2000 Management Performance Common Stock Option Plan (the “2000 Plan”) and outstanding on the Effective Date (as such term is defined in Section 8.6.1) which expire, or for any reason are cancelled or terminated, after the Effective Date without being exercised; plus

(5)	the number of any shares subject to stock options granted under the Corporation’s 1996 Stock Option Plan (the “1996 Plan”) and outstanding on the Effective Date which expire, or for any reason are cancelled or terminated, after the Effective Date without being exercised;

provided that in no event shall the Share Limit exceed 2,697,613 shares (which is the sum of the 1,500,000 shares set forth above, plus the number of shares available under the 2002 Plan for additional award grant purposes as of the Effective Date (as such term is defined in Section 8.6.1), plus the aggregate number of shares subject to options previously granted and outstanding under the 2002 Plan, the 2000 Plan, the 1996 Plan as of the Effective Date). (The 2002 Plan, the 2000 Plan and the 1996 Plan are collectively referred to as the “Prior Plans.”) The following limits also apply with respect to awards granted under this Plan:

(a)	The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as incentive stock options granted under this Plan is 2,697,613 shares.

(b)	The maximum number of shares of Common Stock subject to those options and stock appreciation rights that are granted during any calendar year to any individual under this Plan is 170,000 shares.

(c)	The maximum number of shares of Common Stock that may be delivered pursuant to awards granted under this Plan, other than those described in the next sentence, is 600,000 shares. This limit on so-called “full-value awards” does not apply, however, to shares delivered in respect of compensation earned but deferred.

(d)	The maximum number of shares of Common Stock that may be delivered pursuant to awards granted to non-employee directors under this Plan is 300,000 shares. This limit does not apply, however, to shares delivered in respect of compensation earned but deferred. For this purpose, a “non-employee director” is a member of the Board who is not an officer or employee of the Corporation or one of its Subsidiaries.

(e)	Additional limits with respect to Performance-Based Awards are set forth in Section 5.2.3.

Each of the foregoing numerical limits is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.

4.3 Awards Settled in Cash, Reissue of Awards and Shares.    To the extent that an award is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under this Plan. In the event that shares are delivered in respect of a dividend equivalent, stock appreciation right, or other award, only the actual number of shares delivered with respect to the award shall be counted against the share limits of this Plan. Shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent awards under this Plan. Shares that are exchanged by a participant or withheld by the Corporation as full or partial payment in connection with any award under this Plan or under any of the Prior Plans (with respect to such a payment in connection with any award under any of the Prior Plans, only to the extent such transaction occurs after the Effective Date), as well as any shares exchanged by a participant or withheld by the Corporation or one of its Subsidiaries to satisfy the tax withholding obligations related to any award under this Plan or under any of the Prior Plans (with respect to such an exchange or withholding in connection with any award under any of the Prior Plans, only to the extent such transaction occurs after the Effective Date), shall be available for subsequent awards under this Plan. Refer to Section 8.10 for application of the foregoing share limits with respect to assumed awards. The foregoing adjustments to the share limits of this Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended as performance-based compensation thereunder.

4.4 Reservation of Shares; No Fractional Shares; Minimum Issue.    The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation’s obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan. No fewer than 100 shares may be purchased on exercise of any award (or, in the case of stock appreciation or purchase rights, no fewer than 100 rights may be exercised at any one time) unless the total number purchased or exercised is the total number at the time available for purchase or exercise under the award.

5. AWARDS

5.1 Type and Form of Awards.    The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of awards that may be granted under this Plan are:

5.1.1 Stock Options.    A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”) or a nonqualified stock option (an option not intended to be an ISO). The award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be not less than 100% of the fair market value of a share of Common Stock on the date of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.5.

5.1.2 Additional Rules Applicable to ISOs.    To the extent that the aggregate fair market value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term “subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question). There shall be imposed in any award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an “incentive stock option” as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option is at least 110% of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

5.1.3 Stock Appreciation Rights.    A stock appreciation right or “SAR” is a right to receive a payment, in cash and/or Common Stock, equal to the excess of the fair market value of a specified number of shares of Common Stock on the date the SAR is exercised over the fair market value of a share of Common Stock on the date the SAR was granted (the “base price”) as set forth in the applicable award agreement. The maximum term of an SAR shall be ten (10) years.

5.1.4 Other Awards.    The other types of awards that may be granted under this Plan include: (a) stock bonuses, restricted stock, performance stock, stock units, phantom stock, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock, upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; (b) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon; or (c) cash awards granted consistent with Section 5.2 below.

5.2 Section 162(m) Performance-Based Awards.    Without limiting the generality of the foregoing, any of the types of awards listed in Section 5.1.4 above may be, and options and SARs granted with an exercise or base price not less than the fair market value of a share of Common Stock at the date of grant (“Qualifying Options” and “Qualifying SARS,” respectively) typically will be, granted as awards intended to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code (“Performance-Based Awards”). The grant, vesting, exercisability or payment of Performance-Based Awards may depend (or, in the case of Qualifying Options or Qualifying SARs, may also depend) on the degree of achievement of one or more performance goals relative to a pre-established targeted level or level using one or more of the Business Criteria set forth below (on an absolute or relative basis) for the Corporation on a consolidated basis or for one or more of the Corporation’s subsidiaries, segments, divisions or business units, or any combination of the foregoing. Any Qualifying Option or Qualifying SAR shall be subject only to the requirements of Section 5.2.1 and 5.2.3 in order for such award to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Award. Any other Performance-Based Award shall be subject to all of the following provisions of this Section 5.2.

5.2.1 Class; Administrator.    The eligible class of persons for Performance-Based Awards under this Section 5.2 shall be officers and employees of the Corporation or one of its Subsidiaries. The Administrator approving Performance-Based Awards or making any certification required pursuant to Section 5.2.4 must be constituted as provided in Section 3.1 for awards that are intended as performance-based compensation under Section 162(m) of the Code.

5.2.2 Performance Goals.    The specific performance goals for Performance-Based Awards (other than Qualifying Options and Qualifying SARs) shall be, on an absolute or relative basis, established based on one or more of the following business criteria (“Business Criteria”) as selected by the Administrator in its sole discretion: earnings per share, cash flow (which means cash and cash equivalents derived from either net cash flow from operations or net cash flow from operations, financing and investing activities), total stockholder return, gross revenue, revenue growth, operating income (before or after taxes), net earnings (before or after interest, taxes, depreciation and/or amortization), return on equity or on assets or on net investment, cost containment or reduction, operating margin, or any combination thereof. These terms are used as applied under generally accepted accounting principles or in the financial reporting of the Corporation or of its Subsidiaries. To qualify awards as performance-based under Section 162(m), the applicable Business Criterion (or Business Criteria, as the case may be) and specific performance goal or goals (“targets”) must be established and approved by the Administrator during the first 90 days of the performance period (and, in the case of performance periods of less than one year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code. Performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets. The applicable performance measurement period may not be less than three months nor more than 10 years.

5.2.3 Form of Payment; Maximum Performance-Based Award.    Grants or awards under this Section 5.2 may be paid in cash or shares of Common Stock or any combination thereof. Grants of Qualifying Options and Qualifying SARs to any one participant in any one calendar year shall be subject to the limit set forth in Section 4.2(b). The maximum number of shares of Common Stock which may be delivered pursuant to Performance-Based Awards (other than Qualifying Options and Qualifying SARs, and other than cash awards covered by the following sentence) that are granted to any one participant in any one calendar year shall not exceed 100,000 shares, either individually or in the aggregate, subject to adjustment as provided in Section 7.1. In addition, the aggregate amount of compensation to be paid to any one participant in respect of all Performance-Based Awards payable only in cash and not related to shares of Common Stock and granted to that participant in any one calendar year shall not exceed $1,500,000. Awards that are cancelled during the year shall be counted against these limits to the extent permitted by Section 162(m) of the Code.

5.2.4 Certification of Payment.    Before any Performance-Based Award under this Section 5.2 (other than Qualifying Options and Qualifying SARs) is paid and to the extent required to qualify the award as performance-based compensation within the meaning of Section 162(m) of the Code, the Administrator must certify in writing that the performance target(s) and any other material terms of the Performance-Based Award were in fact timely satisfied.

5.2.5 Reservation of Discretion.    The Administrator will have the discretion to determine the restrictions or other limitations of the individual awards granted under this Section 5.2 including the authority to reduce awards, payouts or vesting or to pay no awards, in its sole discretion, if the Administrator preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

5.2.6 Expiration of Grant Authority.    As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Administrator’s authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than Qualifying Options and Qualifying SARs) shall terminate upon the first meeting of the Corporation’s stockholders that occurs in the fifth year following the year in which the Corporation’s stockholders first approve this Plan.

5.3 Award Agreements.    Each award shall be evidenced by a written award agreement in the form approved by the Administrator and executed on behalf of the Corporation and, if required by the Administrator, executed by the recipient of the award. The Administrator may authorize any officer of the Corporation (other than the particular award recipient) to execute any or all award agreements on behalf of the Corporation. The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.

5.4 Deferrals and Settlements.    Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.

5.5 Consideration for Common Stock or Awards.    The purchase price for any award granted under this Plan or the Common Stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator, including, without limitation, one or a combination of the following methods:

•	services rendered by the recipient of such award;

•	cash, check payable to the order of the Corporation, or electronic funds transfer;

•	notice and third party payment in such manner as may be authorized by the Administrator;

•	the delivery of previously owned shares of Common Stock;

•	by a reduction in the number of shares otherwise deliverable pursuant to the award; or

•	subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

In no event shall any shares newly-issued by the Corporation be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. In the event that the Administrator allows a participant to exercise an award by delivering shares of Common Stock previously owned by such participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the participant from the Corporation (upon exercise of a stock option or otherwise) must have been owned by the participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their fair market value on the date of exercise. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any award or shares by any method other than cash payment to the Corporation.

5.6 Definition of Fair Market Value.    For purposes of this Plan, “fair market value” shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the last price for a share of Common Stock as furnished by the National Association of Securities Dealers, Inc. (the “NASD”) through the NASDAQ National Market Reporting System (the “National Market”) for the date in question or, if no sales of Common Stock were reported by the NASD on the National Market on that date, the last price for a share of Common Stock as furnished by the NASD through the National Market for the next preceding day on which sales of Common Stock were reported by the NASD. The Administrator may, however, provide with respect to one or more awards that the fair market value shall equal the last price for a share of Common Stock as furnished by the NASD through the National Market available on the date in question or the average of the high and low trading prices of a share of Common Stock as furnished by the NASD through the National Market for the date in question or the most recent trading day. If the Common Stock is no longer listed or is no longer actively traded on the National Market as of the applicable date, the fair market value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances. The Administrator also may adopt a different methodology for determining fair market value with respect to one or more awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular award(s) (for example, and without limitation, the Administrator may provide that fair market value for purposes of one or more awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

5.7 Transfer Restrictions.

5.7.1 Limitations on Exercise and Transfer.    Unless otherwise expressly provided in (or pursuant to) this Section 5.7, by applicable law and by the award agreement, as the same may be amended, (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.

5.7.2 Exceptions.    The Administrator may permit awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing. Any permitted transfer shall be subject to compliance with applicable federal and state securities laws.

5.7.3 Further Exceptions to Limits on Transfer.    The exercise and transfer restrictions in Section 5.7.1 shall not apply to:

(a)	transfers to the Corporation,

(b)	the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the participant has died, transfers to or exercise by the participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(c)	subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator,

(d)	if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or

(e)	the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Administrator.

5.8 International Awards.    One or more awards may be granted to Eligible Persons who provide services to the Corporation or one of its Subsidiaries outside of the United States. Any awards granted to such persons may be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator.

6. EFFECT OF TERMINATION OF SERVICE ON AWARDS

6.1 General.    The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award. If the participant is not an employee of the Corporation or one of its Subsidiaries and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award otherwise provides) of whether the participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

6.2 Events Not Deemed Terminations of Service.    Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the award agreement.

6.3 Effect of Change of Subsidiary Status.    For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status.

7. ADJUSTMENTS; ACCELERATION

7.1 Adjustments.    Upon or in contemplation of: any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split (“stock split”); any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of all or substantially all the business or assets of the Corporation as an entirety; then the Administrator shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

(a)	proportionately adjust any or all of (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any or all outstanding awards, (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, or (5) (subject to Sections 7.8 and 8.8.3(a)) the performance standards applicable to any outstanding awards, or

(b)	make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding share-based awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based awards, based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

The Administrator may adopt such valuation methodologies for outstanding awards as it deems reasonable in the event of a cash or property settlement and, in the case of options, SARs or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award. With respect to any award of an ISO, the Administrator may make such an adjustment that causes the option to cease to qualify as an ISO without the consent of the affected participant.

In any of such events, the Administrator may take such action prior to such event to the extent that the Administrator deems the action necessary to permit the participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally. In the case of any stock split or reverse stock split, if no action is taken by the Administrator, the proportionate adjustments contemplated by clause (a) above shall nevertheless be made.

7.2 Automatic Acceleration of Awards.    Upon a dissolution of the Corporation or other event described in Section 7.1 that the Corporation does not survive (or does not survive as a public company in respect of its Common Stock), then each then-outstanding option and SAR shall become fully vested, all shares of restricted stock then outstanding shall fully vest free of restrictions, and each other award granted under this Plan that is then outstanding shall become payable to the holder of such award; provided that such acceleration provision shall not apply, unless otherwise expressly provided by the Administrator, with respect to any award to the extent that the Administrator has made a provision for the substitution, assumption, exchange or other continuation or settlement of the award, or the award would otherwise continue in accordance with its terms, in the circumstances.

7.3 Possible Acceleration of Awards.    Without limiting Section 7.2, in the event of a Change in Control Event (as defined below), the Administrator may, in its discretion, provide that any outstanding option or SAR shall become fully vested, that any share of restricted stock then outstanding shall fully vest free of restrictions, and that any other award granted under this Plan that is then outstanding shall be payable to the holder of such award. The Administrator may take such action with respect to all awards then outstanding or only with respect to certain specific awards identified by the Administrator in the circumstances. For purposes of this Plan, “Change in Control Event” means any of the following:

(a)

The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 30% or more of either (1) the then-outstanding shares of common stock of the Corporation (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then-outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this definition, the following acquisitions shall not constitute a Change in Control Event; (A) any acquisition directly from the Corporation, (B) any acquisition by the Corporation, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any affiliate of the Corporation or a successor, or (D) any acquisition by any entity pursuant to a transaction that complies with Sections (c)(1), (2) and (3) below;

(b)	Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Corporation’s stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board (including for these purposes, the new members whose election or nomination was so approved, without counting the member and his predecessor twice) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c)	Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Corporation or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Corporation, or the acquisition of assets or stock of another entity by the Corporation or any of its Subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (1) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Corporation or all or substantially all of the Corporation’s assets directly or through one or more subsidiaries (a “Parent”)) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any entity resulting from such Business Combination or a Parent or any employee benefit plan (or related trust) of the Corporation or such entity resulting from such Business Combination or Parent) beneficially owns, directly or indirectly, more than 30% of, respectively, the then-outstanding shares of common stock of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity, except to the extent that the ownership in excess of more than 30% existed prior to the Business Combination, and (3) at least a majority of the members of the board of directors or trustees of the entity resulting from such Business Combination or a Parent were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(d)	Approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation other than in the context of a transaction that does not constitute a Change in Control Event under clause (c) above.

7.4 Early Termination of Awards.    Any award that has been accelerated as required or contemplated by Section 7.2 or 7.3 (or would have been so accelerated but for Section 7.5, 7.6 or 7.7) shall terminate upon the related event referred to in Section 7.2 or 7.3, as applicable, subject to any provision that has been expressly made by the Administrator, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other continuation or settlement of such award and provided that, in the case of options and SARs that will not survive, be substituted for, assumed, exchanged, or otherwise continued or settled in the transaction, the holder of such award shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding options and SARs in accordance with their terms before the termination of such awards (except that in no case shall more than ten days’ notice of accelerated vesting and the impending termination be required and any acceleration may be made contingent upon the actual occurrence of the event).

7.5 Other Acceleration Rules.    Any acceleration of awards pursuant to this Section 7 shall comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Administrator to occur a limited period of time not greater than 30 days before the event. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to theapplicable event and/or reinstate the original terms of an award if an event giving rise to an acceleration does not occur. The Administrator may override the provisions of Section 7.2, 7.3, 7.4 and/or 7.6 by express provision in the award agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the award agreement or otherwise, in such circumstances as the Administrator may approve. The portion of any ISO accelerated in connection with a Change in Control Event or any other action permitted hereunder shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.

7.6 Possible Rescission of Acceleration.    If the vesting of an award has been accelerated expressly in anticipation of an event or upon stockholder approval of an event and the Administrator later determines that the event will not occur, the Administrator may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested awards.

7.7 Golden Parachute Limitation.    Notwithstanding anything else contained in this Section 7 to the contrary, in no event shall an award be accelerated under this Plan to an extent or in a manner which would not be fully deductible by the Corporation or one of its Subsidiaries for federal income tax purposes because of Section 280G of the Code, nor shall any payment hereunder be accelerated to the extent any portion of such accelerated payment would not be deductible by the Corporation or one of its Subsidiaries because of Section 280G of the Code. If a participant would be entitled to benefits or payments hereunder and under any other plan or program that would constitute “parachute payments” as defined in Section 280G of the Code, then the participant may by written notice to the Corporation designate the order in which such parachute payments will be reduced or modified so that the Corporation or one of its Subsidiaries is not denied federal income tax deductions for any “parachute payments” because of Section 280G of the Code. Notwithstanding the foregoing, if a participant is a party to an employment or other agreement with the Corporation or one of its Subsidiaries, or is a participant in a severance program sponsored by the Corporation or one of its Subsidiaries, that contains express provisions regarding Section 280G and/or Section 4999 of the Code (or any similar successor provision), the Section 280G and/or Section 4999 provisions of such employment or other agreement or plan, as applicable, shall control as to any awards held by that participant (for example, and without limitation, a participant may be a party to an employment agreement with the Corporation or one of its Subsidiaries that provides for a “gross-up” as opposed to a “cut-back” in the event that the Section 280G thresholds are reached or exceeded in connection with a change in control and, in such event, the Section 280G and/or Section 4999 provisions of such employment agreement shall control as to any awards held by that participant).

8. OTHER PROVISIONS

8.1 Compliance with Laws.    This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

8.2 Employment Status.    No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

8.3 No Employment/Service Contract.    Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.

8.4 Plan Not Funded.    Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

8.5 Tax Withholding.    Upon any exercise, vesting, or payment of any award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an ISO prior to satisfaction of the holding period requirements of Section 422 of the Code, the Corporation or one of its Subsidiaries shall have the right at its option to:

(a)	require the participant (or the participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment; or

(b)	deduct from any amount otherwise payable in cash to the participant (or the participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such cash payment.

In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their fair market value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law. The Corporation may, with the Administrator’s approval, accept one or more promissory notes from any Eligible Person in connection with taxes required to be withheld upon the exercise, vesting or payment of any award under this Plan; provided that any such note shall be subject to terms and conditions established by the Administrator and the requirements of applicable law.

8.6 Effective Date, Termination and Suspension, Amendments.

8.6.1 Effective Date.    This Plan is effective as of April 13, 2004, the date of its approval by the Board (the “Effective Date”). This Plan shall be submitted for and subject to stockholder approval no later than twelve months after the Effective Date. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the Effective Date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

8.6.2 Board Authorization.    The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.

8.6.3 Stockholder Approval.    To the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

8.6.4 Amendments to Awards.    Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards. Any amendment or other action that would constitute a repricing of an award is subject to the limitations set forth in Section 3.2(g).

8.6.5 Limitations on Amendments to Plan and Awards.    No amendment, suspension or termination of this Plan or change of or affecting any outstanding award shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.

8.7 Privileges of Stock Ownership.    Except as otherwise expressly authorized by the Administrator or this Plan, a participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

8.8 Governing Law; Construction; Severability.

8.8.1 Choice of Law.    This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Delaware.

8.8.2 Severability.    If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

8.8.3 Plan Construction.

(a)	Rule 16b-3. It is the intent of the Corporation that the awards and transactions permitted by awards be interpreted in a manner that, in the case of participants who are or may be subject to

Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Corporation shall have no liability to any participant for Section 16 consequences of awards or events under awards if an award or event does not so qualify.

(b)	Section 162(m). Awards under Section 5.1.4 to persons described in Section 5.2 that are either granted or become vested, exercisable or payable based on attainment of one or more performance goals related to the Business Criteria, as well as Qualifying Options and Qualifying SARs granted to persons described in Section 5.2, that are approved by a committee composed solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code) shall be deemed to be intended as performance-based compensation within the meaning of Section 162(m) of the Code unless such committee provides otherwise at the time of grant of the award. It is the further intent of the Corporation that (to the extent the Corporation or one of its Subsidiaries or awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code) any such awards and any other Performance-Based Awards under Section 5.2 that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m).

8.9 Captions.    Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

8.10 Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation.    Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan.

8.11 Non-Exclusivity of Plan.    Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

8.12 No Corporate Action Restriction.    The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

8.13 Other Company Benefit and Compensation Programs.    Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or its Subsidiaries.

RED ROBIN GOURMET BURGERS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael J. Snyder and James P. McCloskey as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Red Robin Gourmet Burgers, Inc. held of record by the undersigned on April 5, 2004 at the Annual Meeting of Stockholders to be held at the corporate headquarters of Red Robin Gourmet Burgers, Inc. located at 6312 S. Fiddler’s Green Circle, Suite 200N, Greenwood Village, Colorado 80111, on June 2, 2004, or any adjournment or postponement thereof.

This proxy authorizes each of the persons named above to vote at his discretion on any other matter that may properly come before the meeting or any postponement or adjournment thereof. If this card contains no specific voting instructions, my (our) shares will be voted in accordance with the recommendation of the Board of Directors.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

RED ROBIN GOURMET BURGERS, INC.

June 2, 2004

If no direction is provided, this proxy will be voted

“FOR” the Class II nominees and

“FOR” Proposal 2 and Proposal 3.

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

¯ Please detach along perforated line and mail in the envelope provided. ¯

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

		2.	Approval of the 2004 Performance Incentive Plan; and	FOR ☐	AGAINST ☐	ABSTAIN ☐
1. The election of two (2) Class II directors for three-year terms.

NOMINEES:
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	☐ Edward T. Harvey ☐ Gary J. Singer	3.	Ratification of the appointment of Deloitte & Touche as our independent auditors for the fiscal year ending December 26, 2004.	☐	☐	☐

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder Date:			Signature of Stockholder Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.